UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008 - September 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PIM

Putnam Master Intermediate Income Trust

Annual report 9|30|09

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Master
Intermediate
Income Trust

Annual report
9|30|09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	8
Terms and definitions	9
Trustee approval of management contract	10
Other information for shareholders	13
Financial statements	14
Federal tax information	57
Compliance certifications	57
Shareholder meeting results	57
About the Trustees	58
Officers	62

Message from the Trustees

Dear Fellow Shareholder:

The nearly 60% advance in the S&P 500 Index from March through September ranks as the most concentrated period of growth in the stock market since just after the Great Depression. Aggressive stimulus efforts by governments worldwide appear to have saved the financial system from collapse and helped foster this historic market rebound.

Investors, however, should prepare for the possibility of this rapid ascent leveling off in coming quarters. The U.S. economy is improving, but headwinds remain. High public and private debt levels, as well as consumer spending held back by high unemployment and still-low housing prices, may result in a slower economic rebound.

We are pleased to report that many Putnam mutual funds have delivered significantly better results over the past year. This reflects the intense efforts of an investment team infused with new talent, new leadership, and a determination to excel. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

Respectfully yours,

About the fund

Seeking broad diversification across bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. Additionally, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since. New sectors like mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To respond to the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. The fund’s managers select from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy seeks to take advantage of changing market leadership in pursuit of high current income and relative stability of net asset value.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Master Intermediate Income Trust

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s total investment portfolio. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 16–47.

2	3

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 9/30/09

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 8 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

“Liquidity has improved substantially throughout
the credit markets.”

D. William Kohli, Portfolio Manager, Putnam Master Intermediate Income Trust

Credit qualities are shown as a percentage of portfolio value as of 9/30/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s portfolio manager

D. William Kohli

Bill, how did Master Intermediate Income Trust perform during its most recent annual period?

The fund posted a solid return and displayed strong performance for the past six months, overcoming the market turmoil of 2008. For the 12-month period ended September 30, 2009, the fund returned 13.32% at net asset value, versus a return of 11.46% for the more narrowly focused Barclays Capital Government/Credit Bond Index and a 13.39% return for the fund’s Lipper peer group. For the past six months ended September 30, the fund posted a 44.70% return.

A year ago, the credit markets were in turmoil. What factors turned the markets around from their low point in late 2008?

During the financial crisis last year, yield “spreads,” or differences in yield between credit instruments and safe-haven Treasuries, widened dramatically, as prices of many credit instruments plummeted.

Following a wave of bad news concerning the U.S. housing market, the collapse of Bear Stearns, and the Lehman Brothers bankruptcy in 2008, the credit markets essentially seized up for a time, reducing credit access for businesses and individuals. This wave of events plunged the United States and all major European countries into severe recession.

In response, the U.S. government took a number of actions to ease the crisis and restore global credit flows: The Fed [the Federal Reserve Board] lowered short-term rates in an effort to restart the economy. The Fed and U.S. Treasury also created a number of credit facilities designed to generate lending. In February, Congress approved a large stimulus package, and other federal initiatives, such as TALF [Term Asset-Backed Securities Loan Facility] and PPIP [Public-Private Investment Program] as well as the “cash for clunkers” automobile program, have worked to increase liquidity in credit markets and boost consumer spending to jumpstart the economy. The U.S. economy has begun to show signs of a turnaround, but unemployment continues to hover around 10%, and analysts have expressed concern over how the economy will fare once the government’s massive interventions are removed.

What has been your portfolio strategy over the past 12 months?

Over the past year — and particularly in 2009 — the fund has responded extremely well as we engaged in a wide variety

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/09. See the previous page and page 8 for additional fund performance information. Index descriptions can be found on page 9.

of strategies while looking forward to a gradual turnaround in fixed-income markets. Because strategies among major central banks around the world on how best to deal with the downturn have diverged somewhat over the past 12 months, the fund has strongly benefited from our decision regarding the term structure of interest rates, or the overall level of rates and/or the shape of the yield curve. Government policy intervention, net borrowing levels, quantitative easing, and artificially low central bank rates have opened up significant opportunities in term structure strategies, an area that has been relatively dormant for years.

IN THE NEWS

It is an interest rate for the record books. The Federal Reserve Board, which is responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been resting at an all-time low of near 0% as the government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. The Federal Reserve Bank of New York began experimenting in October with reverse repurchase agreements, which would, in effect, raise rates, but stressed that “no inference should be drawn about the timing of monetary policy tightening.”

The fund also profited from our prior decision to position the portfolio for yield-curve steepening — a strategy based on our view that the yield curve will in fact continue to steepen, with longer-term yields rising as central banks keep short-term rates low and concern grows over government budget deficits and longer-term inflation.

We also have an ongoing strategy of focusing on high-quality credit instruments that we believe carry minimal fundamental credit risk. Over the past two years, we have identified compelling opportunities among what we believed were severely undervalued securitized debt. These included commercial and residential mortgage-backed securities and collateralized mortgage obligations markets — particularly interest-only securities. While interest-only securities are highly sensitive to non-credit-related risks, including the risk of prepayment, we believed these risks were more than offset by the potential opportunities. At various points during the past two years, we have purchased large amounts of these securities, and these purchases have contributed substantially to performance.

Master Intermediate Income Trust has the mandate to invest both in the United States and around the world, and across a broad spectrum of fixed-income securities, including Treasuries, as well as in securitized, investment-grade, and high-yield bonds. This ability to target the global bond marketplace

Top holdings

HOLDING (percent of fund’s net assets)	COUPON (%) and MATURITY DATE

Securitized sector
Federal National Mortgage Association Pass-Through Certificates TBA (2.9%)	4.5%, 2039
Credit Suisse Mortgage Capital Certificates Ser. 07-C5, Class A3 (2.0%)	5.694%, 2040
Government National Mortgage Association Pass-Through Certificates TBA (1.9%)	4.5%, 2039
Government sector
Argentina (Republic of) sr. unsec. unsub. bonds FRB (1.1%)	0.943%, 2012
Russia (Federation of) 144A unsec. unsub. bonds (0.6%)	5%, 2030
Venezuela (Republic of) unsec. notes (0.5%)	10.75%, 2013
Credit sector
RSHB Capital SA for OJSC Russian Agricultural Bank sub. bonds FRB (Russia) (0.9%)	6.97%, 2016
VTB Capital SA 144A sec. notes (Russia) (0.5%)	6.609%, 2012
VTB Capital SA 144A notes (Russia) (0.5%)	7.5%, 2011

This table shows the fund’s top holdings and the percentage of the fund’s net assets that each represented as of 9/30/09. Holdings will vary over time.

benefited the fund during the period. For example, the fund’s emerging-market investments in countries such as Argentina, Brazil, and Russia have contributed to returns as those countries have bounced back strongly from the severe downturn.

With the rapid swings in the market over the past year, what have you done to dampen volatility and risk in the portfolio?

In terms of portfolio positioning, we have increased exposure to collateralized mortgage obligations, which are benefiting from slow prepayment rates. In addition, we are holding more short-dated residential mortgage-backed securities, whose prices are more depressed than can be justified by mortgage market fundamentals, including foreclosure rates. In general, we have reduced risk by shortening duration, or interest-rate exposure, and diversifying exposures across much of the portfolio.

With the intent of decreasing the fund’s price volatility, we have also reduced the overall level of commercial mortgage assets in the fund, shifting to short-duration commercial and residential mortgages. In the residential mortgage area, we have emphasized hybrid adjustable-rate mortgages. These are securities that combine features of both fixed-rate and adjustable-rate mortgages. We have also acquired Alt-A —considered riskier than securities backed by prime mortgages but higher quality than securities backed by subprime mortgages — at what we feel are very depressed prices.

What’s your outlook?

We believe that the U.S. economy’s recovery from this severe recession will be muted, with economic progress curtailed by U.S. debt levels, lingering high unemployment rates, and weak housing prices. In contrast, the credit markets have rebounded from the depths of the crisis. For most credit issues, prices remain appealing, even if we factor in worst-case assumptions regarding mortgage defaults and the pace of economic recovery. Although bank lending remains weak, the markets for securitized debt such as commercial mortgage-backed securities have stabilized. Moreover, liquidity has improved substantially throughout the credit markets.

In early October, Master Intermediate Income Trust increased its monthly dividend payment. What factors drove the increase?

After the close of the period, on October 8, 2009, the Trustees of the Putnam Funds approved an $0.008 increase in the dividend of Master Intermediate Income Trust, from $0.045 to $0.053. This represents an 18% increase in the fund’s dividend and will boost the fund’s yield at NAV to roughly 10.55% (based on the October 8 NAV of $6.03 per share). The increase will be reflected in the next dividend, which has a record date of October 15 and a payable date of October 21. The committee approved raising the dividend because the fund significantly over-earned its distribution rate due to increased yield from asset-backed and commercial mortgage-backed securities.

Putnam is currently estimating Master Intermediate Income Trust will pay an extra taxable income distribution of between 30 and 40 cents per share in December 2009 in addition to the dividend increase.

Thank you, Bill, for your time and insights.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2009, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/09

	NAV	Market price

Annual average	7.03%	6.71%
Life of fund (since 4/29/88)

10 years	74.43	106.84
Annual average	5.72	7.54

5 years	20.75	29.01
Annual average	3.84	5.23

3 years	7.73	25.07
Annual average	2.51	7.74

1 year	13.32	24.66

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 9/30/09

	Barclays Capital			Lipper Flexible Income
	Government/Credit	Citigroup Non-U.S. World	JPMorgan Global	Funds (closed-end)
	Bond Index	Government Bond Index	High Yield Index	category average*

Annual average (life of fund)	7.41%	7.08%	—†	6.79%

10 years	84.60	90.52	90.43%	63.56
Annual average	6.32	6.66	6.65	4.99

5 years	27.13	40.64	35.01	22.89
Annual average	4.92	7.06	6.19	4.20

3 years	19.94	33.65	17.47	11.42
Annual average	6.25	10.15	5.51	3.65

1 year	11.46	16.07	20.35	13.39

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/09, there were 5, 5, 5, 4, and 2 funds, respectively, in this Lipper category.

† The inception date of the JPMorgan Global High Yield Index was 12/31/93.

Fund price and distribution information For the 12-month period ended 9/30/09

Distributions

Number	12

Income	$0.540

Capital gains	—

Total	$0.540

Share value	NAV	Market price

9/30/08	$5.88	$5.39

9/30/09	5.94	5.99

Current yield (end of period)

Current dividend rate*	9.09%	9.02%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

BoA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds,  including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 33rd percentile in total expenses as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	86th

Three-year period	86th

Five-year period	86th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 6, 6 and 6 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Fiduciary Trust Company, which agreement provides benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In September 2009, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2009, up to 10% of the fund’s common shares outstanding as of October 7, 2009.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330.

You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2009, Putnam employees had approximately $308,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvest-ment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust (the “fund”), including the fund’s portfolio, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 16, 2009

The fund’s portfolio 9/30/09

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Banc of America Alternative Loan
Trust Ser. 06-7, Class A2, 5.707s, 2036	$4,010,000	$3,007,500

Banc of America Commercial
Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.837s, 2049	168,000	160,250
Ser. 07-2, Class A2, 5.634s, 2049	513,000	507,593
Ser. 07-1, Class A4, 5.451s, 2049	888,000	785,223
Ser. 05-6, Class A2, 5.165s, 2047	1,131,000	1,135,697
Ser. 07-5, Class XW, IO, 0.606s, 2051	112,594,871	1,902,853

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	163,000	65,151
Ser. 01-1, Class K, 6 1/8s, 2036	367,000	184,367

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.885s, 2036	2,740,765	1,617,051

Banc of America Large Loan 144A FRB
Ser. 05-MIB1, Class K, 2.243s, 2022	645,000	327,030

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	965,799	72,049
Ser. 07-1, Class S, IO, 2.477s, 2037	3,667,055	222,224

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	2,009,993	953,335
FRB Ser. 05-10, Class 25A1, 5.862s,
2036	1,379,675	724,330
FRB Ser. 06-6, Class 2A1, 5.82s, 2036	963,538	513,944
FRB Ser. 07-1, Class 21A1, 5.619s,
2047	1,386,542	721,002

Bear Stearns Alternate Trust II FRB
Ser. 07-1, Class 1A1, 6.029s, 2047	4,627,174	2,596,821

Bear Stearns Commercial Mortgage
Securities, Inc. FRB Ser. 00-WF2,
Class F, 8.452s, 2032	410,000	249,470

Bear Stearns Commercial Mortgage
Securities, Inc. 144A Ser. 07-PW18,
Class X1, IO, 0.095s, 2050	62,396,111	508,578

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 6.182s,
2036	1,252,389	653,152
FRB Ser. 05-10, Class 1A5A, 5.837s,
2035	358,988	229,753
FRB Ser. 05-10, Class 1A4A, 5.728s,
2035	1,329,794	744,684
FRB Ser. 06-AR7, Class 2A2A, 5.607s,
2036	783,295	493,476

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 07-CD5,
Class XS, IO, 0.077s, 2044	36,485,300	180,997

Commercial Mortgage Pass-Through
Certificates 144A FRB Ser. 05-F10A,
Class A1, 0.343s, 2017	230,053	228,450

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	2,822,233	1,848,563
Ser. 06-J8, Class A4, 6s, 2037	2,125,624	1,211,606
Ser. 05-80CB, Class 2A1, 6s, 2036	1,797,990	1,325,456
FRB Ser. 07-HY4, Class 3A1,
5.812s, 2047	868,802	495,217
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	1,560,491	1,258,877
Ser. 07-8CB, Class A1, 5 1/2s, 2037	953,965	690,432
FRB Ser. 06-23CBC, Class 2A5,
0.646s, 2036	2,916,437	1,312,397
FRB Ser. 06-OC10, Class 2A2A,
0.426s, 2036	1,885,000	921,369
FRB Ser. 07-HY7C, Class A1,
0.386s, 2037	1,920,819	921,993

MORTGAGE-BACKED		Principal
SECURITIES (47.3%)* cont.		amount	Value

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.661s, 2035		$43,337	$30,336
FRB Ser. 06-HYB1, Class 1A1,
5.309s, 2036		271,640	134,197
FRB Ser. 05-HYB4, Class 2A1,
4.864s, 2035		4,201,577	2,520,946

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
5.626s, 2035		2,833,852	286,928
Ser. 06-R1, Class AS, IO, 5.61s, 2036		1,875,643	185,220
Ser. 05-R3, Class AS, IO, 5.557s, 2035		589,383	58,570
FRB Ser. 06-R2, Class AS, IO,
5.452s, 2036		2,685,849	260,192

Credit Suisse Mortgage
Capital Certificates
FRB Ser. 06-C3, Class A3, 6.02s, 2038		3,576,000	2,982,926
FRB Ser. 07-C4, Class A2, 6.003s, 2039		814,000	821,599
Ser. 07-1, Class 1A1A, 5.942s, 2037		532,273	320,056
Ser. 07-3, Class 1A1A, 5.837s, 2037		1,028,985	596,811
Ser. 07-C5, Class A3, 5.694s, 2040		8,400,000	7,611,374
Ser. 06-C4, Class A3, 5.467s, 2039		1,316,000	1,139,788

CRESI Finance Limited Partnership
144A FRB Ser. 06-A, Class C, 0.846s, 2017		251,000	138,050

CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		966,000	869,400
Ser. 02-CP5, Class M, 5 1/4s, 2035		354,000	27,355
FRB Ser. 05-TFLA, Class L,
2.093s, 2020		699,000	454,350

CWCapital Cobalt Ser. 06-C1,
Class A2, 5.174s, 2048		1,374,000	1,372,144

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR3, Class A1,
0.436s, 2036		1,494,782	650,464

Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1, Class X,
IO, 0.765s, 2031		2,617,032	56,307

DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		286,492	229,194

European Loan Conduit 144A FRB
Ser. 22A, Class D, 1.764s, 2014
(United Kingdom) F	GBP	507,000	121,756

European Prime Real Estate PLC 144A
FRB Ser. 1-A, Class D, 1.764s, 2014
(United Kingdom) F	GBP	270,567	21,656

Fannie Mae
IFB Ser. 06-62, Class PS,
38.423s, 2036		$570,222	851,780
IFB Ser. 05-74, Class CP,
23.847s, 2035		395,598	527,957
IFB Ser. 05-99, Class SA,
23.664s, 2035		457,159	600,470
IFB Ser. 05-95, Class OP,
19.595s, 2035		305,931	381,175
IFB Ser. 05-83, Class QP,
16.754s, 2034		165,020	196,578
IFB Ser. 03-44, Class SI, IO,
7.754s, 2033		1,604,655	265,832
IFB Ser. 06-90, Class SE, IO,
7.554s, 2036		1,964,295	345,582
IFB Ser. 08-7, Class SA, IO,
7.304s, 2038		4,052,315	597,352
IFB Ser. 05-113, Class AI, IO,
6.984s, 2036		616,479	97,176

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-125, Class SM, IO,
6.954s, 2037	$908,712	$113,780
IFB Ser. 06-43, Class SU, IO,
6.954s, 2036	328,187	42,559
IFB Ser. 06-24, Class QS, IO,
6.954s, 2036	844,420	131,822
IFB Ser. 06-79, Class DI, IO,
6.904s, 2036	1,583,072	207,559
IFB Ser. 06-60, Class SI, IO,
6.904s, 2036	2,963,918	405,019
IFB Ser. 06-60, Class UI, IO,
6.904s, 2036	498,947	72,470
IFB Ser. 04-24, Class CS, IO,
6.904s, 2034	316,119	45,349
IFB Ser. 03-130, Class BS, IO,
6.804s, 2033	1,957,952	252,944
IFB Ser. 03-34, Class WS, IO,
6.754s, 2029	1,835,210	196,698
IFB Ser. 08-20, Class SA, IO,
6.744s, 2038	516,996	65,484
IFB Ser. 08-41, Class S, IO,
6.554s, 2036	1,914,500	209,040
IFB Ser. 05-48, Class SM, IO,
6.554s, 2034	803,567	94,741
IFB Ser. 07-54, Class CI, IO,
6.514s, 2037	964,511	132,496
IFB Ser. 08-34, Class SM, IO,
6.504s, 2038	1,694,841	187,904
IFB Ser. 07-28, Class SE, IO,
6.504s, 2037	191,719	26,006
IFB Ser. 07-22, Class S, IO,
6.504s, 2037	13,688,063	1,661,868
IFB Ser. 07-24, Class SD, IO,
6.504s, 2037	773,248	89,635
IFB Ser. 06-79, Class SI, IO,
6.504s, 2036	530,495	61,175
IFB Ser. 05-90, Class GS, IO,
6.504s, 2035	133,754	17,915
IFB Ser. 05-90, Class SP, IO,
6.504s, 2035	534,147	57,706
IFB Ser. 05-12, Class SC, IO,
6.504s, 2035	654,467	80,580
IFB Ser. 05-18, Class SK, IO,
6.504s, 2035	134,688	12,732
IFB Ser. 07-30, Class IE, IO,
6.494s, 2037	2,455,536	374,690
IFB Ser. 06-123, Class CI, IO,
6.494s, 2037	1,890,058	233,328
IFB Ser. 05-45, Class EW, IO,
6.474s, 2035	513,333	62,298
IFB Ser. 06-126, Class CS, IO,
6.454s, 2037	1,335,180	175,353
IFB Ser. 06-31, Class SX, IO,
6.454s, 2036	1,973,682	292,596
IFB Ser. 06-33, Class JS, IO,
6.454s, 2036	585,437	71,565
IFB Ser. 06-36, Class SP, IO,
6.454s, 2036	886,016	100,539
IFB Ser. 06-22, Class QM, IO,
6.454s, 2036	121,659	17,888
IFB Ser. 06-23, Class SP, IO,
6.454s, 2036	935,294	120,728
IFB Ser. 06-16, Class SM, IO,
6.454s, 2036	1,854,823	280,006
IFB Ser. 05-95, Class CI, IO,
6.454s, 2035	1,080,194	149,121

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Fannie Mae
IFB Ser. 05-84, Class SG, IO,
6.454s, 2035	$1,716,224	$227,091
IFB Ser. 05-57, Class NI, IO,
6.454s, 2035	434,452	57,958
IFB Ser. 06-3, Class SB, IO,
6.454s, 2035	4,962,239	689,602
IFB Ser. 05-29, Class SX, IO,
6.454s, 2035	714,984	87,355
IFB Ser. 05-57, Class DI, IO,
6.454s, 2035	765,811	84,774
IFB Ser. 04-92, Class S, IO,
6.454s, 2034	2,443,231	283,073
IFB Ser. 06-104, Class EI, IO,
6.444s, 2036	977,048	125,320
IFB Ser. 05-83, Class QI, IO,
6.444s, 2035	300,297	51,277
IFB Ser. 06-128, Class GS, IO,
6.434s, 2037	1,049,838	141,079
IFB Ser. 05-73, Class SD, IO,
6.434s, 2035	135,880	23,220
IFB Ser. 06-114, Class IS, IO,
6.404s, 2036	921,206	118,114
IFB Ser. 04-92, Class SQ, IO,
6.404s, 2034	1,052,181	140,073
IFB Ser. 06-115, Class IE, IO,
6.394s, 2036	733,228	92,897
IFB Ser. 06-117, Class SA, IO,
6.394s, 2036	1,106,491	141,636
IFB Ser. 06-109, Class SG, IO,
6.384s, 2036	277,715	29,456
IFB Ser. 06-109, Class SH, IO,
6.374s, 2036	922,135	140,567
IFB Ser. 06-111, Class SA, IO,
6.374s, 2036	6,000,827	751,664
IFB Ser. 06-103, Class SB, IO,
6.354s, 2036	337,005	40,566
IFB Ser. 06-43, Class SI, IO,
6.354s, 2036	1,947,400	231,468
IFB Ser. 06-48, Class QB, IO,
6.354s, 2036	1,276,417	140,878
IFB Ser. 06-50, Class IP, IO,
6.354s, 2036	5,315,802	741,209
IFB Ser. 06-8, Class JH, IO,
6.354s, 2036	3,664,832	470,784
IFB Ser. 05-122, Class SG, IO,
6.354s, 2035	857,000	108,728
IFB Ser. 05-122, Class SW, IO,
6.354s, 2035	1,052,330	127,837
IFB Ser. 06-101, Class SA, IO,
6.334s, 2036	2,340,071	269,927
IFB Ser. 06-92, Class LI, IO,
6.334s, 2036	1,089,963	143,593
IFB Ser. 06-99, Class AS, IO,
6.334s, 2036	311,530	36,761
IFB Ser. 06-17, Class SI, IO,
6.334s, 2036	858,823	99,976
IFB Ser. 06-98, Class SQ, IO,
6.324s, 2036	9,857,160	1,151,021
IFB Ser. 06-60, Class YI, IO,
6.324s, 2036	2,690,441	396,759
IFB Ser. 06-98, Class SB, IO,
6.304s, 2036	779,589	84,080
IFB Ser. 06-86, Class SB, IO,
6.304s, 2036	588,482	79,822
IFB Ser. 07-91, Class SA, IO,
6.264s, 2037	1,741,524	181,937

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-15, Class NI, IO,
6.254s, 2022	$1,640,224	$173,459
IFB Ser. 07-109, Class XI, IO,
6.204s, 2037	754,643	119,452
IFB Ser. 06-79, Class SH, IO,
6.204s, 2036	1,757,108	258,092
IFB Ser. 07-30, Class LI, IO,
6.194s, 2037	2,066,387	238,606
IFB Ser. 07-89, Class SA, IO,
6.184s, 2037	1,952,941	220,096
IFB Ser. 07-54, Class IA, IO,
6.164s, 2037	1,058,215	133,755
IFB Ser. 07-54, Class IB, IO,
6.164s, 2037	1,058,215	133,755
IFB Ser. 07-54, Class IC, IO,
6.164s, 2037	1,058,215	133,755
IFB Ser. 07-54, Class ID, IO,
6.164s, 2037	1,058,215	133,755
IFB Ser. 07-54, Class IE, IO,
6.164s, 2037	1,058,215	133,755
IFB Ser. 07-54, Class IF, IO,
6.164s, 2037	1,688,123	193,898
IFB Ser. 07-54, Class UI, IO,
6.164s, 2037	1,585,103	207,553
IFB Ser. 07-15, Class CI, IO,
6.134s, 2037	3,547,218	407,895
IFB Ser. 06-115, Class JI, IO,
6.134s, 2036	2,502,652	290,808
IFB Ser. 08-12, Class SG, IO,
6.104s, 2038	298,484	28,962
IFB Ser. 09-43, Class SB, IO,
6.084s, 2039	154,606	22,039
IFB Ser. 06-123, Class LI, IO,
6.074s, 2037	1,701,604	189,729
IFB Ser. 07-81, Class IS, IO,
6.054s, 2037	1,426,019	155,850
IFB Ser. 08-11, Class SC, IO,
6.034s, 2038	151,401	17,641
IFB Ser. 07-39, Class AI, IO,
5.874s, 2037	1,947,915	200,090
IFB Ser. 07-32, Class SD, IO,
5.864s, 2037	1,256,497	138,362
IFB Ser. 07-30, Class UI, IO,
5.854s, 2037	1,037,517	111,550
IFB Ser. 07-32, Class SC, IO,
5.854s, 2037	1,781,533	212,663
IFB Ser. 07-32, Class SG, IO,
5.854s, 2037	155,395	16,927
IFB Ser. 07-1, Class CI, IO,
5.854s, 2037	1,167,161	143,301
IFB Ser. 04-46, Class PJ, IO,
5.754s, 2034	893,675	102,388
IFB Ser. 07-75, Class ID, IO,
5.624s, 2037	1,213,290	140,799
Ser. 383, Class 18, IO,
5 1/2s, 2038	601,631	85,299
Ser. 383, Class 19, IO,
5 1/2s, 2038	547,564	77,726
Ser. 383, Class 6, IO,
5 1/2s, 2037	464,903	69,517
Ser. 383, Class 7, IO,
5 1/2s, 2037	459,354	64,097
Ser. 383, Class 20, IO,
5 1/2s, 2037	347,099	51,795
Ser. 367, Class 2, IO,
5 1/2s, 2036	1,176,058	209,115

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Fannie Mae
Ser. 364, Class 12, IO,
5 1/2s, 2035	$269,822	$41,772
Ser. 346, Class 2, IO,
5 1/2s, 2033	1,582,630	281,408
Ser. 338, Class 2, IO,
5 1/2s, 2033	2,372,493	427,419
Ser. 333, Class 2, IO,
5 1/2s, 2033	2,400,411	439,575
IFB Ser. 09-3, Class SE, IO,
5.254s, 2037	1,359,741	121,792
Ser. 359, Class 7, IO,
5s, 2036	78,849	12,378
Ser. 360, Class 2, IO,
5s, 2035	831,987	150,016
Ser. 356, Class 5, IO,
5s, 2035	79,264	13,175
Ser. 03-W17, Class 12, IO,
1.143s, 2033	1,825,969	51,237
Ser. 06-26, Class NB, 1s, 2036	203,438	189,312
Ser. 03-W10, Class 3A, IO,
0.601s, 2043	2,942,211	47,350
Ser. 03-W10, Class 1A, IO,
0.515s, 2043	2,494,655	34,398
Ser. 02-T18, IO, 0.513s, 2042	4,997,992	67,539
Ser. 06-56, Class XF,
zero %, 2036	75,040	62,589
Ser. 06-47, Class VO, PO,
zero %, 2036	92,552	79,221
Ser. 06-37, Class ON, PO,
zero %, 2036	191,151	174,178
Ser. 05-117, Class MO, PO,
zero %, 2036	41,919	40,711
Ser. 05-110, Class KO, PO,
zero %, 2035	61,827	55,014
Ser. 05-103, Class OA, PO,
zero %, 2035	207,000	184,416
Ser. 05-63, PO, zero %, 2035	12,101	11,636
Ser. 08-37, Class DO, PO,
zero %, 2033	239,253	188,945
Ser. 06-59, Class QC, PO,
zero %, 2033	141,978	136,449
Ser. 04-61, Class JO, PO,
zero %, 2032	184,241	164,319
Ser. 326, Class 1, PO,
zero %, 2032	170,393	149,802
Ser. 318, Class 1, PO,
zero %, 2032	64,190	56,897
Ser. 314, Class 1, PO,
zero %, 2031	307,458	275,818
Ser. 99-51, Class N, PO,
zero %, 2029	48,332	37,712
FRB Ser. 06-14, Class DF,
zero %, 2036	45,408	44,793
FRB Ser. 05-91, Class EF,
zero %, 2035	32,620	31,827
FRB Ser. 06-54, Class CF,
zero %, 2035	60,405	59,189
FRB Ser. 05-51, Class FV,
zero %, 2035	66,854	63,812
FRB Ser. 05-77, Class HF,
zero %, 2034	31,116	30,739
IFB Ser. 06-48, Class FG,
zero %, 2036	100,000	93,435

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO,
7.854s, 2043	$619,416	$100,655
Ser. T-57, Class 1AX, IO,
0.44s, 2043	1,671,758	15,634

FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.232s, 2020	3,803,711	112,628

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 7.744s, 2039	52,209	51,687

Freddie Mac
IFB Ser. 3182, Class SP,
27.626s, 2032	395,996	515,361
IFB Ser. 3211, Class SI, IO,
26.642s, 2036	285,974	158,767
IFB Ser. 3408, Class EK,
24.814s, 2037	307,210	396,184
IFB Ser. 3077, Class ST, IO,
23.674s, 2035	365,574	187,242
IFB Ser. 2979, Class AS,
23.381s, 2034	168,491	212,463
IFB Ser. 3105, Class SI, IO,
18.993s, 2036	223,367	96,240
IFB Ser. 3489, Class SD, IO,
7.557s, 2032	889,325	117,938
IFB Ser. 2684, Class SP, IO,
7.257s, 2033	1,215,000	213,810
IFB Ser. 3184, Class SP, IO,
7.107s, 2033	1,440,489	170,630
IFB Ser. 3110, Class SP, IO,
7.057s, 2035	1,598,434	253,879
IFB Ser. 3156, Class PS, IO,
7.007s, 2036	1,636,126	245,059
IFB Ser. 3149, Class LS, IO,
6.957s, 2036	3,169,961	531,032
IFB Ser. 3119, Class PI, IO,
6.957s, 2036	2,263,634	375,673
IFB Ser. 2882, Class NS, IO,
6.957s, 2034	1,408,309	167,786
IFB Ser. 2882, Class LS, IO,
6.957s, 2034	669,495	92,864
IFB Ser. 3200, Class SB, IO,
6.907s, 2036	1,025,566	126,237
IFB Ser. 3149, Class SE, IO,
6.907s, 2036	884,951	135,203
IFB Ser. 3203, Class SH, IO,
6.897s, 2036	852,898	129,850
IFB Ser. 3208, Class PS, IO,
6.857s, 2036	7,524,912	1,073,770
IFB Ser. 2594, Class SE, IO,
6.807s, 2030	265,721	21,081
IFB Ser. 2828, Class TI, IO,
6.807s, 2030	518,786	58,919
IFB Ser. 3397, Class GS, IO,
6.757s, 2037	689,922	89,323
IFB Ser. 3287, Class SD, IO,
6.507s, 2037	1,135,566	151,963
IFB Ser. 3281, Class BI, IO,
6.507s, 2037	595,294	75,094
IFB Ser. 3281, Class CI, IO,
6.507s, 2037	644,685	79,275
IFB Ser. 3249, Class SI, IO,
6.507s, 2036	556,437	74,704
IFB Ser. 3028, Class ES, IO,
6.507s, 2035	1,736,276	247,112
IFB Ser. 3042, Class SP, IO,
6.507s, 2035	881,032	120,154

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Freddie Mac
IFB Ser. 2981, Class AS, IO,
6.477s, 2035	$975,140	$113,594
IFB Ser. 3287, Class SE, IO,
6.457s, 2037	2,145,436	284,957
IFB Ser. 3136, Class NS, IO,
6.457s, 2036	655,258	84,758
IFB Ser. 3122, Class DS, IO,
6.457s, 2036	1,038,392	153,832
IFB Ser. 3123, Class LI, IO,
6.457s, 2036	634,579	92,902
IFB Ser. 3108, Class SV, IO,
6.457s, 2036	430,188	53,752
IFB Ser. 3117, Class SC, IO,
6.457s, 2036	271,984	34,757
IFB Ser. 3139, Class SE, IO,
6.457s, 2036	414,195	46,779
IFB Ser. 3107, Class DC, IO,
6.457s, 2035	698,086	102,306
IFB Ser. 3001, Class IH, IO,
6.457s, 2035	1,822,483	233,934
IFB Ser. 2950, Class SM, IO,
6.457s, 2016	431,131	45,903
IFB Ser. 3256, Class S, IO,
6.447s, 2036	1,569,585	184,453
IFB Ser. 3031, Class BI, IO,
6.447s, 2035	592,165	101,163
IFB Ser. 3244, Class SB, IO,
6.417s, 2036	828,175	96,027
IFB Ser. 3249, Class SM, IO,
6.407s, 2036	380,754	47,564
IFB Ser. 3236, Class IS, IO,
6.407s, 2036	1,635,295	225,878
IFB Ser. 3240, Class SM, IO,
6.407s, 2036	379,668	45,357
IFB Ser. 3147, Class SD, IO,
6.407s, 2036	2,798,945	321,769
IFB Ser. 3398, Class SI, IO,
6.407s, 2036	2,782,384	320,225
IFB Ser. 3067, Class SI, IO,
6.407s, 2035	1,206,199	171,165
IFB Ser. 3033, Class SG, IO,
6.407s, 2035	676,024	80,765
IFB Ser. 3114, Class TS, IO,
6.407s, 2030	3,203,590	386,994
IFB Ser. 3128, Class JI, IO,
6.387s, 2036	307,791	36,658
IFB Ser. 3240, Class S, IO,
6.377s, 2036	2,802,718	328,787
IFB Ser. 3229, Class BI, IO,
6.377s, 2036	99,315	11,109
IFB Ser. 3065, Class DI, IO,
6.377s, 2035	452,215	59,961
IFB Ser. 3210, Class S, IO,
6.357s, 2036	242,728	24,826
IFB Ser. 3145, Class GI, IO,
6.357s, 2036	259,526	33,858
IFB Ser. 3114, Class IP, IO,
6.357s, 2036	2,790,711	318,643
IFB Ser. 3510, Class IB, IO,
6.357s, 2036	1,116,528	166,687
IFB Ser. 3218, Class AS, IO,
6.337s, 2036	907,292	110,778
IFB Ser. 3221, Class SI, IO,
6.337s, 2036	1,270,882	157,106
IFB Ser. 3153, Class UI, IO,
6.327s, 2036	959,681	171,749

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3424, Class XI, IO,
6.327s, 2036	$1,663,127	$211,721
IFB Ser. 3485, Class SI, IO,
6.307s, 2036	607,143	81,740
IFB Ser. 3346, Class SC, IO,
6.307s, 2033	1,517,272	187,247
IFB Ser. 3346, Class SB, IO,
6.307s, 2033	1,903,491	234,034
IFB Ser. 3201, Class SG, IO,
6.257s, 2036	1,737,355	201,047
IFB Ser. 3203, Class SE, IO,
6.257s, 2036	1,488,716	164,473
IFB Ser. 3238, Class LI, IO,
6.247s, 2036	779,460	87,845
IFB Ser. 3171, Class PS, IO,
6.242s, 2036	1,170,446	137,519
IFB Ser. 3171, Class ST, IO,
6.242s, 2036	1,135,384	133,408
IFB Ser. 3449, Class SL, IO,
6.237s, 2037	104,812	11,423
IFB Ser. 3152, Class SY, IO,
6.237s, 2036	2,751,598	353,690
IFB Ser. 3510, Class DI, IO,
6.237s, 2035	1,746,767	211,691
IFB Ser. 3181, Class PS, IO,
6.227s, 2036	775,537	103,464
IFB Ser. 3361, Class SI, IO,
6.207s, 2037	115,334	13,025
IFB Ser. 3284, Class BI, IO,
6.207s, 2037	970,966	117,328
IFB Ser. 3199, Class S, IO,
6.207s, 2036	2,275,181	264,012
IFB Ser. 3200, Class PI, IO,
6.207s, 2036	324,616	39,324
IFB Ser. 3284, Class LI, IO,
6.197s, 2037	2,654,038	302,295
IFB Ser. 3281, Class AI, IO,
6.187s, 2037	493,348	58,141
IFB Ser. 3261, Class SA, IO,
6.187s, 2037	795,442	91,889
IFB Ser. 3311, Class IA, IO,
6.167s, 2037	1,569,156	182,305
IFB Ser. 3311, Class IB, IO,
6.167s, 2037	1,569,156	182,305
IFB Ser. 3311, Class IC, IO,
6.167s, 2037	1,569,156	182,305
IFB Ser. 3311, Class ID, IO,
6.167s, 2037	1,569,156	182,305
IFB Ser. 3311, Class IE, IO,
6.167s, 2037	2,368,410	275,162
IFB Ser. 3311, Class PI, IO,
6.167s, 2037	1,146,066	132,192
IFB Ser. 3265, Class SC, IO,
6.167s, 2037	555,763	61,484
IFB Ser. 3240, Class GS, IO,
6.137s, 2036	1,749,722	195,164
IFB Ser. 3331, Class SP, IO,
6.107s, 2037	372,904	43,484
IFB Ser. 3257, Class SI, IO,
6.077s, 2036	749,121	88,167
IFB Ser. 3225, Class EY, IO,
6.047s, 2036	7,372,778	736,983
IFB Ser. 3225, Class JY, IO,
6.047s, 2036	3,257,123	352,551
IFB Ser. 3502, Class DS, IO,
5.907s, 2039	629,252	46,904

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3339, Class TI, IO,
5.897s, 2037	$1,821,765	$193,508
IFB Ser. 3284, Class CI, IO,
5.877s, 2037	4,485,457	477,881
IFB Ser. 3309, Class SG, IO,
5.827s, 2037	1,879,065	195,611
IFB Ser. 3530, Class CS, IO,
5.807s, 2039	16,789,975	1,796,192
IFB Ser. 2965, Class SA, IO,
5.807s, 2032	1,025,651	105,160
IFB Ser. 3397, Class SQ, IO,
5.727s, 2037	2,509,073	250,631
IFB Ser. 3424, Class UI, IO,
5.517s, 2037	1,155,289	118,366
FRB Ser. 3069, Class FO,
0.643s, 2035	61,682	61,423
FRB Ser. 3006, Class FA,
0.643s, 2034	108,647	107,700
FRB Ser. 3232, Class FG,
0.543s, 2036	86,290	85,762
Ser. 3331, Class GO, PO,
zero %, 2037	78,917	72,600
Ser. 3292, Class DO, PO,
zero %, 2037	71,398	63,068
Ser. 3226, Class YI, IO,
zero %, 2036	1,109,785	3,494
Ser. 3142, PO,
zero %, 2036	27,059	26,401
Ser. 3124, Class DO, PO,
zero %, 2036	59,944	55,512
Ser. 3106, PO,
zero %, 2036	40,476	40,089
Ser. 3084, Class ON, PO,
zero %, 2035	46,420	43,886
Ser. 3078, PO,
zero %, 2035	443,714	401,943
Ser. 2989, Class WO, PO,
zero %, 2035	35,833	33,510
Ser. 2971, Class KO, PO,
zero %, 2035	97,972	89,744
Ser. 2975, Class QO, PO,
zero %, 2035	11,720	10,710
Ser. 2980, PO,
zero %, 2035	23,889	22,922
Ser. 2981, Class CO, PO,
zero %, 2035	63,455	57,474
Ser. 2951, Class JO, PO,
zero %, 2035	27,807	25,675
Ser. 2985, Class CO, PO,
zero %, 2035	42,628	36,370
Ser. 2858, Class MO, PO,
zero %, 2034	18,956	18,261
Ser. 201, PO,
zero %, 2029	189,021	164,098
FRB Ser. 3343, Class QF,
zero %, 2037	55,722	51,570
FRB Ser. 3345, Class TY,
zero %, 2037	149,147	116,881
FRB Ser. 3299, Class FD,
zero %, 2037	196,960	192,510
FRB Ser. 3304, Class UF,
zero %, 2037	107,000	103,937
FRB Ser. 3289, Class SF,
zero %, 2037	292,610	292,698
FRB Ser. 3326, Class XF,
zero %, 2037	47,034	46,023

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Freddie Mac
FRB Ser. 3273, Class HF,
zero %, 2037	$42,324	$40,916
FRB Ser. 3235, Class TP,
zero %, 2036	25,171	24,408
FRB Ser. 3283, Class KF,
zero %, 2036	20,740	19,710
FRB Ser. 3226, Class YW,
zero %, 2036	103,417	100,217
FRB Ser. 3332, Class UA,
zero %, 2036	28,171	27,212
FRB Ser. 3168, Class AT,
zero %, 2036	21,917	21,896
FRB Ser. 3251, Class TC,
zero %, 2036	341,160	335,258
FRB Ser. 3140, Class KF,
zero %, 2036	42,319	41,703
FRB Ser. 3130, Class JF,
zero %, 2036	109,203	108,300
FRB Ser. 3072, Class TJ,
zero %, 2035	56,292	47,829
FRB Ser. 3047, Class BD,
zero %, 2035	88,184	82,455
FRB Ser. 3052, Class TJ,
zero %, 2035	38,373	32,929
FRB Ser. 3326, Class WF,
zero %, 2035	116,722	111,638
FRB Ser. 3030, Class EF,
zero %, 2035	63,861	58,931
FRB Ser. 3033, Class YF,
zero %, 2035	122,631	119,449
FRB Ser. 3251, Class TP,
zero %, 2035	103,784	94,915
FRB Ser. 3263, Class AE,
zero %, 2035	157,163	156,857
FRB Ser. 3273, Class TJ,
zero %, 2035	76,804	73,412
FRB Ser. 3412, Class UF,
zero %, 2035	221,845	208,194
FRB Ser. 2980, Class TY,
zero %, 2035	18,963	18,469
FRB Ser. 2958, Class TP,
zero %, 2035	38,117	36,057
FRB Ser. 2963, Class TW,
zero %, 2035	82,418	78,588
FRB Ser. 2958, Class FB,
zero %, 2035	54,492	51,253
FRB Ser. 3137, Class TF,
zero %, 2034	18,513	18,334
FRB Ser. 2947, Class GF,
zero %, 2034	80,062	76,585
FRB Ser. 3006, Class TE,
zero %, 2034	24,894	24,702

GE Capital Commercial
Mortgage Corp. 144A
FRB Ser. 00-1, Class F, 7.789s, 2033	170,000	148,362
Ser. 00-1, Class G, 6.131s, 2033	596,000	166,178

GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	451,995	348,036

Government National
Mortgage Association
IFB Ser. 07-41, Class SA,
38.723s, 2037	87,021	124,689
Ser. 07-17, Class CI, IO,
7 1/2s, 2037	478,151	85,901

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Government National
Mortgage Association
IFB Ser. 08-47, Class S, IO,
7.459s, 2038	$1,761,547	$225,476
IFB Ser. 08-42, Class AI, IO,
7.449s, 2038	6,829,858	1,070,922
IFB Ser. 05-68, Class PU, IO,
7.054s, 2032	801,812	111,309
IFB Ser. 04-59, Class SC, IO,
6.959s, 2034	585,848	83,910
IFB Ser. 04-26, Class IS, IO,
6.959s, 2034	505,189	42,006
IFB Ser. 05-68, Class SN, IO,
6.958s, 2034	255,041	28,218
IFB Ser. 04-27, Class S, IO,
6.954s, 2032	412,039	31,624
IFB Ser. 07-47, Class SA, IO,
6.859s, 2036	1,011,010	125,922
IFB Ser. 04-47, Class SY, IO,
6.819s, 2034	136,792	16,273
IFB Ser. 04-96, Class KS, IO,
6.754s, 2034	117,850	16,499
IFB Ser. 06-16, Class GS, IO,
6.744s, 2036	87,542	9,806
IFB Ser. 04-5, Class PS, IO,
6.704s, 2033	1,293,000	208,690
IFB Ser. 07-35, Class NY, IO,
6.659s, 2035	1,712,117	175,766
IFB Ser. 04-70, Class SP, IO,
6.654s, 2034	82,755	10,965
IFB Ser. 04-70, Class SH, IO,
6.604s, 2034	2,804,561	385,206
IFB Ser. 07-18, Class S, IO,
6.559s, 2037	8,178,328	1,234,110
IFB Ser. 07-22, Class S, IO,
6.554s, 2037	960,607	110,777
IFB Ser. 07-11, Class SA, IO,
6.554s, 2037	478,971	47,490
IFB Ser. 07-14, Class SB, IO,
6.554s, 2037	1,098,306	109,907
IFB Ser. 07-8, Class SH, IO,
6.554s, 2037	619,871	79,653
IFB Ser. 05-84, Class AS, IO,
6.554s, 2035	2,455,711	291,040
IFB Ser. 05-18, Class S, IO,
6.554s, 2035	150,624	19,804
IFB Ser. 05-77, Class CS, IO,
6.554s, 2032	124,745	11,208
IFB Ser. 04-106, Class SI, IO,
6.509s, 2034	109,644	16,875
IFB Ser. 07-51, Class SJ, IO,
6.504s, 2037	1,014,931	104,416
IFB Ser. 04-104, Class IS, IO,
6.504s, 2034	136,795	15,958
IFB Ser. 04-86, Class SW, IO,
6.504s, 2034	374,112	41,018
IFB Ser. 07-53, Class SY, IO,
6.489s, 2037	1,787,735	184,369
IFB Ser. 07-58, Class PS, IO,
6.454s, 2037	882,806	80,206
IFB Ser. 07-41, Class SM, IO,
6.454s, 2037	300,307	35,466
IFB Ser. 07-41, Class SN, IO,
6.454s, 2037	305,994	36,138
IFB Ser. 04-88, Class S, IO,
6.454s, 2032	1,265,810	79,566
IFB Ser. 07-37, Class SU, IO,
6.449s, 2037	184,924	24,072

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Government National
Mortgage Association
IFB Ser. 07-37, Class YS, IO,
6.429s, 2037	$175,345	$20,180
IFB Ser. 07-59, Class PS, IO,
6.424s, 2037	767,925	62,771
IFB Ser. 07-59, Class SP, IO,
6.424s, 2037	171,713	14,300
IFB Ser. 07-48, Class SB, IO,
6.409s, 2037	509,285	42,194
IFB Ser. 06-29, Class SN, IO,
6.404s, 2036	83,548	8,378
IFB Ser. 06-36, Class SN, IO,
6.364s, 2036	540,070	50,113
IFB Ser. 08-6, Class TI, IO,
6.359s, 2032	231,023	16,393
IFB Ser. 03-110, Class SP, IO,
6.359s, 2030	311,478	27,737
IFB Ser. 04-22, Class SE, IO,
6.354s, 2034	1,199,330	117,534
IFB Ser. 07-17, Class AI, IO,
6.309s, 2037	3,630,978	513,856
IFB Ser. 07-78, Class SA, IO,
6.289s, 2037	5,152,904	534,469
IFB Ser. 08-2, Class SM, IO,
6.259s, 2038	1,957,622	197,162
IFB Ser. 07-9, Class AI, IO,
6.259s, 2037	1,818,013	190,510
IFB Ser. 06-26, Class S, IO,
6.254s, 2036	4,113,528	421,505
IFB Ser. 08-9, Class SK, IO,
6.234s, 2038	2,278,891	225,656
IFB Ser. 07-37, Class SM, IO,
6.229s, 2037	1,092,490	118,083
IFB Ser. 09-35, Class SP, IO,
6.159s, 2037	2,661,681	307,983
IFB Ser. 05-71, Class SA, IO,
6.119s, 2035	2,978,436	349,433
IFB Ser. 05-65, Class SI, IO,
6.104s, 2035	1,112,089	116,158
IFB Ser. 06-7, Class SB, IO,
6.074s, 2036	240,402	22,325
IFB Ser. 06-16, Class SX, IO,
6.044s, 2036	1,388,816	135,548
IFB Ser. 07-17, Class IB, IO,
6.004s, 2037	693,579	92,260
IFB Ser. 06-14, Class S, IO,
6.004s, 2036	1,020,612	97,343
IFB Ser. 05-57, Class PS, IO,
6.004s, 2035	1,225,674	125,900
IFB Ser. 06-11, Class ST, IO,
5.994s, 2036	627,395	59,044
IFB Ser. 07-25, Class KS, IO,
5.959s, 2037	1,807,699	166,471
IFB Ser. 07-21, Class S, IO,
5.959s, 2037	60,988	5,607
IFB Ser. 07-19, Class SJ, IO,
5.954s, 2037	719,714	59,182
IFB Ser. 07-7, Class EI, IO,
5.954s, 2037	865,664	69,833
IFB Ser. 07-7, Class JI, IO,
5.954s, 2037	1,912,907	199,841
IFB Ser. 07-1, Class S, IO,
5.954s, 2037	970,964	78,454
IFB Ser. 07-3, Class SA, IO,
5.954s, 2037	921,105	74,775

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

Government National
Mortgage Association
IFB Ser. 07-17, Class SI, IO,
5.947s, 2037	$224,926	$24,240
IFB Ser. 07-31, Class AI, IO,
5.939s, 2037	1,022,091	135,571
IFB Ser. 05-17, Class S, IO,
5.934s, 2035	779,222	87,429
IFB Ser. 07-62, Class S, IO,
5.909s, 2037	859,532	80,796
IFB Ser. 07-43, Class SC, IO,
5.859s, 2037	1,122,493	110,985
IFB Ser. 06-16, Class SJ, IO,
5.854s, 2036	207,912	18,731
IFB Ser. 05-27, Class SP, IO,
5.854s, 2035	217,117	22,975
IFB Ser. 05-3, Class SN, IO,
5.854s, 2035	3,556,939	377,854
IFB Ser. 04-87, Class SD, IO,
5.854s, 2034	190,648	21,253
IFB Ser. 04-83, Class CS, IO,
5.834s, 2034	324,605	35,200
IFB Ser. 07-28, Class SB, IO,
5.804s, 2037	133,047	14,059
IFB Ser. 04-89, Class HS, IO,
5.754s, 2034	962,423	100,968
IFB Ser. 04-41, Class SG, IO,
5.754s, 2034	1,732,155	93,282
Ser. 06-36, Class OD, PO,
zero %, 2036	33,099	27,805
FRB Ser. 07-49, Class CF,
zero %, 2037	10,509	10,477
FRB Ser. 07-35, Class VF,
zero %, 2037	126,261	121,223
FRB Ser. 07-16, Class WF,
zero %, 2037	303,894	300,350
FRB Ser. 06-56, Class YF,
zero %, 2036	38,353	38,217
FRB Ser. 98-2, Class EA, PO,
zero %, 2028	48,081	39,345

Greenwich Capital Commercial
Funding Corp.
FRB Ser. 06-GG7, Class A2,
6.032s, 2038	1,145,000	1,160,931
Ser. 05-GG5, Class A2, 5.117s, 2037	1,727,000	1,722,780

GS Mortgage Securities Corp. II FRB
Ser. 07-GG10, Class A3, 5.999s, 2045	334,000	322,563

GS Mortgage Securities Corp. II 144A
Ser. 05-GG4, Class XC, IO,
0.296s, 2039	78,736,412	1,289,756

GSMPS Mortgage Loan Trust 144A
Ser. 06-RP2, Class 1AS1, IO,
5.69s, 2036	6,759,145	692,812

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (In default) †	84,852	1,527

HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.051s, 2037	3,090,193	1,823,214

IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 0.356s, 2037 F	1,739,211	878,301

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
5.957s, 2036	733,960	418,464
FRB Ser. 07-AR15, Class 1A1,
5.939s, 2037	917,460	513,778
FRB Ser. 07-AR9, Class 2A1,
5.89s, 2037	944,046	500,345

MORTGAGE-BACKED	Principal
SECURITIES (47.3%)* cont.	amount	Value

IndyMac Indx Mortgage Loan Trust
FRB Ser. 05-AR31, Class 3A1,
5.512s, 2036	$2,512,861	$1,457,459
FRB Ser. 07-AR11, Class 1A1,
5.126s, 2037	1,165,491	617,710

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1,
5.93s, 2036	656,625	407,107
FRB Ser. 06-A6, Class 1A1,
0.406s, 2036	1,067,604	509,989

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.26s, 2051	299,000	205,549
FRB Ser. 07-LD12, Class A3,
6.188s, 2051	2,365,000	2,207,383
FRB Ser. 07-LD11, Class A3,
6.006s, 2049	417,000	396,600
Ser. 07-CB20, Class A3, 5.863s, 2051	834,000	797,895
Ser. 07-LD12, Class A2, 5.827s, 2051	2,626,000	2,633,253
Ser. 07-CB20, Class A4, 5.794s, 2051	1,386,000	1,201,608
Ser. 06-CB17, Class A4, 5.429s, 2043	1,168,000	1,096,129
Ser. 06-LDP9, Class A3, 5.336s, 2047	3,036,000	2,601,463
Ser. 08-C2, Class X, IO, 0.643s, 2051	30,015,879	401,573

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 07-CB20,
Class X1, IO, 0.112s, 2051	63,528,110	510,722

LB Commercial Conduit Mortgage Trust
144A Ser. 99-C1, Class G, 6.41s, 2031	253,101	141,214

LB-UBS Commercial Mortgage Trust
Ser. 07-C2, Class A3, 5.43s, 2040	3,587,000	2,910,729
Ser. 07-C1, Class A4, 5.424s, 2040	4,697,000	3,939,038
Ser. 07-C2, Class A2, 5.303s, 2040	2,057,000	2,050,775

Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	594,000	47,520
Ser. 04-1A, Class K, 5.45s, 2040	212,000	14,840
Ser. 04-1A, Class L, 5.45s, 2040	96,000	5,760

MASTR Alternative Loans Trust
Ser. 06-3, Class 1A1, 6 1/4s, 2036	513,007	346,921

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	56,369,213	633,246

Merrill Lynch Mortgage
Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.261s, 2028	1,163,708	40,730

Merrill Lynch Mortgage Trust FRB
Ser. 07-C1, Class A3, 6.022s, 2050	222,000	192,472

Merrill Lynch/Countrywide
Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 6.119s, 2049	270,000	262,170
Ser. 07-7, Class A2, 5.693s, 2050	802,000	797,518
Ser. 06-3, Class A4, 5.414s, 2046	871,000	818,158
Ser. 06-4, Class A2, 5.112s, 2049	1,062,000	1,055,917

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, 4.85s, 2017	2,470,210	148,213

Mezz Cap Commercial Mortgage Trust
144A Ser. 04-C1, Class X, IO,
8.006s, 2037	934,122	93,412

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	1,252,000	763,037
FRB Ser. 08-T29, Class A3,
6.458s, 2043	712,000	693,018
FRB Ser. 07-IQ15, Class A2,
6.036s, 2049	1,632,000	1,641,049

MORTGAGE-BACKED		Principal
SECURITIES (47.3%)* cont.		amount	Value

Morgan Stanley Capital I
Ser. 07-HQ13, Class A2,
5.649s, 2044		$1,144,000	$1,132,539
Ser. 07-IQ13, Class A3,
5.331s, 2044		1,967,000	1,766,846

Morgan Stanley Capital I 144A FRB
Ser. 04-RR, Class F7, 6s, 2039		1,730,000	121,100

Morgan Stanley Mortgage Loan Trust
FRB Ser. 07-11AR, Class 2A1,
6.343s, 2037		2,765,699	1,341,364
FRB Ser. 07-14AR, Class 6A1,
6.233s, 2037		773,770	456,524
Ser. 06-6AR, Class 2A, 5.411s, 2036		2,456,175	1,498,267
Ser. 05-5AR, Class 2A1, 3.991s, 2035		1,002,030	581,177

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.183s, 2030		327,112	232,250
Ser. 97-MC2, Class X, IO, 1.988s, 2012		2,415	61

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		123,000	76,260

Residential Asset Securitization
Trust Ser. 07-A5, Class 2A3, 6s, 2037		767,534	483,547

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018		162,000	89,100
Ser. 03-1A, Class N, 5s, 2018		193,000	98,430
Ser. 04-1A, Class M, 5s, 2018		174,000	85,260
Ser. 04-1A, Class N, 5s, 2018		167,000	68,470

Structured Adjustable Rate
Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037		416,912	241,255
FRB Ser. 06-9, Class 1A1, 5.653s, 2036		866,971	459,146
FRB Ser. 06-12, Class 1A1,
0.406s, 2037		4,168,413	2,292,627

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
6.004s, 2037		3,081,631	331,275
Ser. 07-4, Class 1A4, IO, 1s, 2037		3,362,995	100,150

Structured Asset Securities Corp. 144A
Ser. 06-RF1, IO, 5.778s, 2036		23,842,986	2,473,710
Ser. 07-RF1, Class 1A, IO,
5.371s, 2037		4,219,628	406,139

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s,
2014 (United Kingdom)	GBP	226,682	240,539
FRB Ser. 05-CT1A, Class D, 7.095s,
2014 (United Kingdom)	GBP	444,023	230,964
Ursus EPC 144A FRB Ser. 1-A, Class D,
6.938s, 2012 (Ireland) F	GBP	239,170	76,572

Wachovia Bank
Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051		$2,350,000	2,262,583
Ser. 07-C31, Class A3, 5.483s, 2047		396,000	368,040
Ser. 07-C31, Class A2, 5.421s, 2047		2,269,000	2,222,731
Ser. 07-C30, Class A3, 5.246s, 2043		5,030,000	4,817,017
Ser. 07-C34, IO, 0.52s, 2046		16,889,324	243,624

Wachovia Bank Commercial Mortgage
Trust 144A FRB Ser. 05-WL5A,
Class L, 3.543s, 2018		477,000	143,100

Wells Fargo Alternative Loan Trust
FRB Ser. 07-PA6, Class A1,
6.558s, 2037		5,971,355	3,391,555

Total mortgage-backed securities
(cost $161,144,518)			$181,195,990

CORPORATE BONDS		Principal
AND NOTES (22.6%)*		amount	Value

Basic materials (1.6%)
Beverage Packaging Holdings
Luxembourg II SA company
guaranty sr. notes Ser. REGS, 8s,
2016 (Luxembourg)	EUR	154,000	$227,773

Builders FirstSource, Inc. company
guaranty sr. notes FRN 4.69s, 2012		$270,000	233,550

Clondalkin Acquisition BV 144A
company guaranty sr. notes FRN
2.299s, 2013 (Netherlands)		215,000	175,225

Cognis GmbH sr. sec. notes FRN
Ser. REGS, 2.773s, 2013
(Netherlands)	EUR	156,000	199,130

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014		$131,000	144,919

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		1,046,000	1,111,375

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015		44,000	46,750

Georgia-Pacific Corp. notes
8 1/8s, 2011		55,000	57,063

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011		43,000	45,795

Grief, Inc. 144A sr. notes 7 3/4s, 2019		60,000	61,800

Hanson PLC, Ltd. company
guaranty sr. unsec.
unsub. notes 7 7/8s, 2010
(United Kingdom)		100,000	102,875

Hexion U.S. Finance Corp./Hexion Nova
Scotia Finance, ULC company
guaranty 9 3/4s, 2014		64,000	55,040

International Paper Co. sr. unsec.
notes 9 3/8s, 2019		100,000	116,500

Lecta S.A. company guaranty sr. sec.
notes FRN Ser. REGS, 3.498s, 2014
(Luxembourg)	EUR	190,000	224,445

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		$224,000	238,944

Nalco Co. 144A sr. notes 8 1/4s, 2017		28,000	29,400

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 8.579s, 2013 ‡‡		87,171	16,127

Novelis, Inc. company
guaranty 7 1/4s, 2015		113,000	97,745

Novelis, Inc. 144A sr. unsec.
notes 11 1/2s, 2015		75,000	75,750

PE Paper Escrow GmbH
sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	60,000	93,098

PE Paper Escrow GmbH 144A
sr. notes 12s, 2014 (Austria)		$100,000	108,000

Rhodia SA sr. unsec. FRN Ser. REGS,
3.746s, 2013 (France)	EUR	305,000	396,953

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	50,000	73,220

SGL Carbon SE company
guaranty sr. sub. notes FRN
Ser. EMTN, 2.123s, 2015 (Germany)	EUR	152,000	195,878

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$280,000	246,400

Smurfit-Stone Container Corp.
sr. unsec. unsub. notes 8 3/8s,
2012 (In default) †		240,000	171,300

CORPORATE BONDS		Principal
AND NOTES (22.6%)* cont..		amount	Value

Basic materials cont.
Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		$95,000	$90,963

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016		269,000	270,345

Teck Resources, Ltd.
sr. notes 10 3/4s, 2019 (Canada)		168,000	195,300

Teck Resources, Ltd.
sr. notes 10 1/4s, 2016 (Canada)		291,000	328,830

Teck Resources, Ltd.
sr. notes 9 3/4s, 2014 (Canada)		358,000	393,800

Verso Paper Holdings, LLC/Verso
Paper, Inc. company
guaranty sr. sub. notes Ser. B,
9 1/8s, 2014		118,000	87,320

Verso Paper Holdings, LLC/Verso
Paper, Inc. 144A sr. sec.
notes 11 1/2s, 2014		194,000	198,850

Weyerhaeuser Co. sr. unsec.
notes 7 3/8s, 2019		105,000	104,385

			6,214,848
Capital goods (1.1%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		104,000	100,360

Ardagh Glass Finance B.V. company
guaranty sr. notes Ser. REGS,
8 7/8s, 2013 (Netherlands)	EUR	121,000	181,622

Ball Corp. company
guaranty sr. unsec. notes
7 3/8s, 2019		$26,000	26,390

Ball Corp. company
guaranty sr. unsec. notes
7 1/8s, 2016		39,000	39,780

BBC Holding Corp. sr. notes
8 7/8s, 2014		350,000	333,375

Belden CDT, Inc. 144A company
guaranty sr. sub. notes 9 1/4s, 2019		86,000	89,440

Berry Plastics Holding Corp. company
guaranty sr. unsec.
sub. notes 10 1/4s, 2016		65,000	55,250

Bombardier, Inc. 144A sr. unsec.
notes FRN 3.998s, 2013 (Canada)	EUR	100,000	138,849

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		$516,000	521,160

General Cable Corp. company
guaranty sr. unsec. notes FRN
2.972s, 2015		87,000	76,343

Graham Packaging Co., Inc. company
guaranty sr. unsec. notes
8 1/2s, 2012		86,000	86,860

Impress Holdings BV company
guaranty sr. sec. bond FRB
Ser. REGS, 4.121s, 2013
(Netherlands)	EUR	136,000	187,209

L-3 Communications Corp. company
guaranty sr. unsec.
sub. notes 6 1/8s, 2014		$607,000	611,553

L-3 Communications Corp. company
guaranty sr. unsec.
sub. notes 5 7/8s, 2015		574,000	571,130

RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		317,000	307,490

CORPORATE BONDS		Principal
AND NOTES (22.6%)* cont.		amount	Value

Capital goods cont.
Ryerson Tull, Inc. company
guaranty sr. sec. notes
12 1/4s, 2015		$409,000	$388,550

Spirit Aerosystems Inc. 144A company
guaranty sr. notes 7 1/2s, 2017		55,000	54,725

TD Funding Corp. company
guaranty 7 3/4s, 2014		310,000	307,675

TD Funding Corp. 144A
sr. sub. notes 7 3/4s, 2014 D		70,000	67,988

Titan International, Inc. company
guaranty 8s, 2012		116,000	112,230

			4,257,979
Communication services (2.8%)
American Tower Corp. sr. unsec.
notes 7s, 2017		280,000	287,000

Cablecom SCA sr. notes Ser. REGS, 8s,
2016 (Netherlands)	EUR	77,000	107,121

CCH I Holdings, LLC company
guaranty sr. unsec.
unsub. notes 12 1/8s,
2015 (In default) †		$8,000	80

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †		59,000	66,375

CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010 (In default) †		560,000	627,200

Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		175,000	180,250

Centennial Communications Corp.
sr. unsec. notes FRN 6.346s, 2013		45,000	43,875

Cincinnati Bell, Inc. company
guaranty 7s, 2015		578,000	560,660

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		435,000	441,525

Cricket Communications, Inc. company
guaranty sr. unsec.
unsub. notes 10s, 2015 ###		354,000	363,735

CSC Holdings, Inc. sr. notes
6 3/4s, 2012		633,000	651,990

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)		245,000	227,850

Frontier Communications Corp.
sr. unsec. notes 8 1/8s, 2018		343,000	347,288

Global Crossing UK Finance PLC
company guaranty 11 3/4s, 2014
(United Kingdom)	GBP	152,000	240,843

Global Crossing, Ltd. 144A sr. sec.
notes 12s, 2015 (United Kingdom)		$25,000	26,250

iesy Hessen GmbH & Co. company
guaranty FRN Ser. REGS, 3.778s,
2013 (Germany)	EUR	270,000	378,256

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012
(United Kingdom)		$768,000	794,880

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec.
notes Ser. *, 8 7/8s, 2015 (Bermuda)		128,000	130,240

iPCS, Inc. company
guaranty sr. notes FRN 2.608s, 2013		140,000	118,300

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		340,000	299,625

CORPORATE BONDS		Principal
AND NOTES (22.6%)* cont.		amount	Value

Communication services cont.
MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes
9 1/4s, 2014		$90,000	$92,025

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		70,000	72,800

Nordic Telephone Co. Holdings ApS
sec. notes Ser. REGS, 8 1/4s, 2016
(Denmark)	EUR	214,000	330,618

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		$150,000	136,125

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014		353,000	348,588

Qwest Corp. sr. unsec. notes
7 1/2s, 2014		75,000	75,750

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012		1,501,000	1,579,803

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012		383,000	390,660

SBA Telecommunications, Inc. 144A
company guaranty sr. notes
8 1/4s, 2019		105,000	108,150

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8s, 2016		180,000	184,050

Sprint Nextel Corp. sr. notes
8 3/8s, 2017		1,100,000	1,094,500

UPC Holdings BV sr. notes Ser. REGS,
8 5/8s, 2014 (Netherlands)	EUR	57,000	84,306

West Corp. company guaranty
9 1/2s, 2014		$189,000	185,220

Wind Acquisition Finance SA
sr. notes Ser. REGS, 11 3/4s, 2017
(Netherlands)	EUR	195,000	318,397

			10,894,335
Consumer cyclicals (4.7%)
Affinia Group, Inc. 144A
sr. notes 10 3/4s, 2016		25,000	26,875

Affinion Group, Inc. company
guaranty 11 1/2s, 2015		250,000	256,875

Affinion Group, Inc. company
guaranty 10 1/8s, 2013		285,000	292,838

Affinity Group, Inc.
sr. sub. notes 9s, 2012		482,000	336,195

Allison Transmission, Inc. 144A
company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		212,000	197,160

AMC Entertainment, Inc. company
guaranty 11s, 2016		251,000	267,315

AMC Entertainment, Inc.
sr. sub. notes 8s, 2014		205,000	197,825

American Casino & Entertainment
Properties LLC 144A sr. notes
11s, 2014		190,000	169,100

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014		160,000	116,800

Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014		134,000	119,930

Building Materials Corp. company
guaranty notes 7 3/4s, 2014		265,000	255,063

CORPORATE BONDS		Principal
AND NOTES (22.6%)* cont..		amount	Value

Consumer cyclicals cont.
CanWest Media, Inc. company
guaranty 8s, 2012
(Canada) (In default) †		$337,021	$264,561

Cenveo Corp. 144A company
guaranty sr. unsec. notes
10 1/2s, 2016		235,000	220,900

Cirsa Capital Luxembourg SA company
guaranty Ser. REGS, 7 7/8s, 2012
(Luxembourg)	EUR	77,000	108,812

Clear Channel Communications, Inc.
company guaranty unsec.
unsub. notes 10 3/4s, 2016		$200,000	109,000

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010		185,000	155,400

Codere Finance Luxembourg SA sr. sec.
notes Ser. REGS, 8 1/4s, 2015
(Luxembourg)	EUR	227,000	299,177

D.R. Horton, Inc. sr. notes
7 7/8s, 2011		$765,000	803,250

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes
7 5/8s, 2016		117,000	125,190

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes
6 3/8s, 2015		938,000	949,725

Echostar DBS Corp. company
guaranty 6 5/8s, 2014		1,369,000	1,331,353

Europcar Groupe SA company
guaranty sr. sub. bond FRB
Ser. REGS, 4.373s, 2013 (France)	EUR	127,000	163,661

Fiat Finance Lux, Ltd. SA company
guaranty Ser. EMTN, 7 5/8s, 2014
(Italy)	EUR	228,000	344,621

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011		$661,000	675,873

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010		889,000	913,448

Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016		416,000	451,360

Grupo Televisa SA sr. unsec.
notes 6s, 2018 (Mexico)		460,000	462,143

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 4.593s, 2014		60,000	52,650

Harrah’s Operating Co., Inc. 144A
sr. sec. notes 11 1/4s, 2017		185,000	186,850

Host Marriott LP sr. notes Ser. M,
7s, 2012 R		725,000	731,344

Interpublic Group of Companies, Inc.
(The) 144A sr. unsec. notes
10s, 2017		170,000	183,600

ISS Holdings A/S
sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	296,000	390,116

Jarden Corp. company guaranty
7 1/2s, 2017		$165,000	160,463

Lamar Media Corp. company
guaranty 7 1/4s, 2013		190,000	186,913

Lamar Media Corp. company
guaranty sr. notes 9 3/4s, 2014		100,000	108,250

CORPORATE BONDS	Principal
AND NOTES (22.6%)* cont..	amount	Value

Consumer cyclicals cont.
Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	$795,000	$826,800

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	70,000	70,875

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	651,000	677,040

Liberty Media, LLC sr. notes
5.7s, 2013	138,000	130,755

Masco Corp. sr. unsec.
unsub. notes 6 1/8s, 2016	265,000	251,191

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	340,000	123,250

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	140,000	128,800

Meritage Homes Corp. sr. notes
7s, 2014	45,000	42,188

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	49,000	48,633

MGM Mirage, Inc. company
guaranty 6 3/4s, 2013	132,000	110,385

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
10s, 2014	251,000	252,255

Nielsen Finance LLC/Nielsen
Finance Co. company
guaranty sr. unsec. sub. disc.
notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	360,000	283,500

Owens Corning, Inc. company
guaranty unsec. unsub. notes
9s, 2019	493,000	532,440

Penn National Gaming, Inc. 144A
sr. unsec. sub. notes 8 3/4s, 2019	50,000	50,125

Pinnacle Entertainment, Inc. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2015	320,000	283,200

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	337,000	337,000

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017	55,000	55,275

Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	75,000	69,375

Sirius XM Radio, Inc. 144A
sr. notes 9 3/4s, 2015	264,000	269,280

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes
7s, 2015	124,000	108,500

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	318,000	93,810

Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	156,000	162,240

THL Buildco, Inc. (Nortek Holdings,
Inc.) sr. sec. notes 10s, 2013	115,000	117,300

THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s,
2014 (In default) †	255,000	175,950

Travelport LLC company
guaranty 9 7/8s, 2014	166,000	160,605

CORPORATE BONDS		Principal
AND NOTES (22.6%)* cont.		amount	Value

Consumer cyclicals cont.
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s,
2015 (In default) †		$220,000	$26,400

TUI AG sr. unsec. notes 7 3/8s, 2011
(Germany)	EUR	34,000	47,051

TVN Finance Corp. PLC notes 9 1/2s,
2013 (United Kingdom)	EUR	90,000	115,980

Univision Communications, Inc. 144A
company guaranty unsec. notes
9 3/4s, 2015 ‡‡		$352,587	271,492

Vertis, Inc. company
guaranty sr. notes 13 1/2s, 2014 ‡‡		231,104	18,488

Visant Corp. Company guaranty
sr. unsec. sub. notes company
guaranty 7 5/8s, 2012		600,000	600,750

Yonkers Racing Corp. 144A
sr. notes 11 3/8s, 2016		75,000	78,000

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s,
2014 (In default) †		83,000	156

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †		239,000	299

			18,134,024
Consumer staples (0.3%)
Archibald Candy Corp. company
guaranty 10s, 2009 (In default) F †		88,274	1,363

Avis Budget Car Rental, LLC company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		285,000	247,950

Constellation Brands, Inc. company
guaranty sr. unsec. notes
7 1/4s, 2017		23,000	22,885

Constellation Brands, Inc. company
guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		111,000	110,445

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015		100,000	101,250

Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012		321,000	327,420

Rite Aid Corp. company
guaranty 9 1/2s, 2017		277,000	224,370

Rite Aid Corp. sec. notes 7 1/2s, 2017		315,000	277,200

			1,312,883
Energy (4.3%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		1,347,000	1,325,111

Chaparral Energy, Inc. company
guaranty sr. unsec. notes
8 7/8s, 2017		320,000	257,600

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013		1,031,000	1,024,556

Complete Production Services, Inc.
company guaranty 8s, 2016		515,000	468,650

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012		510,000	506,175

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)		210,000	171,150

Connacher Oil and Gas, Ltd. 144A
sr. sec. notes 11 3/4s, 2014
(Canada)		15,000	15,975

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015		345,000	342,413

CORPORATE BONDS	Principal
AND NOTES (22.6%)* cont.	amount	Value

Energy cont.
Empresa Nacional del Petroleo 144A
sr. unsec. notes 6 1/4s, 2019
(Chile)	$600,000	$640,624

Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	520,000	494,650

Forest Oil Corp. sr. notes 8s, 2011	540,000	548,100

Gaz Capital SA 144A company
guaranty sr. unsec. bond 8.146s,
2018 (Russia)	176,000	185,685

Gaz Capital SA 144A sr. sec. bond
9 1/4s, 2019 (Russia)	935,000	1,042,908

Harvest Operations Corp.
sr. notes 7 7/8s, 2011	584,000	563,560

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016	455,000	455,000

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	517,000	479,518

Key Energy Services, Inc. company
guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	180,000	171,000

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	348,000	341,910

Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	232,897	236,084

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	455,000	459,550

Petrobras International Finance Co.
company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	865,000	994,750

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	169,000	173,648

Petroleos de Venezuela SA company
guaranty sr. unsec. notes 5 1/4s,
2017 (Venezuela)	2,065,000	1,264,813

Petroleos de Venezuela SA sr. unsec.
bonds zero %, 2011 (Venezuela)	585,000	441,675

Petroleum Co. of Trinidad & Tobago
Ltd. 144A sr. unsec. notes 9 3/4s,
2019 (Trinidad)	545,000	617,213

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	240,000	236,400

Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	70,000	69,475

Plains Exploration & Production Co.
company guaranty 7s, 2017	80,000	76,200

Plains Exploration & Production Co.
company guaranty sr. unsec.
notes 10s, 2016	270,000	290,925

Power Sector Assets & Liabilites
Management Corp. 144A govt.
guaranty sr. unsec. notes 7 1/4s,
2019 (Philippines)	425,000	452,625

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	451,000	462,275

Range Resources Corp. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2017	232,000	230,840

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes
8s, 2018	365,000	351,313

CORPORATE BONDS		Principal
AND NOTES (22.6%)* cont.		amount	Value

Energy cont.
Targa Resources, Inc. company
guaranty sr. unsec. notes
8 1/2s, 2013		$40,000	$37,600

Williams Cos., Inc. (The) sr. unsec.
notes 8 1/8s, 2012		150,000	163,046

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019		665,000	717,967

			16,310,984
Financials (4.1%)
Banco Do Brasil 144A sr. unsec.
5.113s, 2017 (Brazil)	BRL	536,000	297,983

Bosphorus Financial Services, Ltd.
144A sr. notes FRN 2.24s, 2012		$903,125	795,765

GMAC, LLC 144A company
guaranty sr. unsec. unsub. notes
7s, 2012		25,000	23,250

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2012		403,000	370,760

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2011		53,000	50,085

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 5/8s, 2012		512,000	471,040

GMAC, LLC 144A company
guaranty sr. unsec. unsub. notes FRN
2.561s, 2014		39,000	30,225

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		95,000	88,469

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014		65,000	62,725

JPMorgan Chase & Co. 144A sr. unsec.
notes FRN zero%, 2017		1,000,000	679,300

JPMorgan Chase & Co. 144A sr. unsec.
unsub. notes FRN 10.82s, 2011	RUB	22,000,000	693,768

JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.163s, 2012	INR	19,000,000	425,920

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		$100,000	102,000

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		252,000	241,920

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 0.704s, 2011		365,000	355,231

RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB
6.97s, 2016 (Russia)		3,455,000	3,292,373

RSHB Capital SA for OJSC Russian
Agricultural Bank 144A notes 9s,
2014 (Russia)		1,425,000	1,561,515

Shinhan Bank 144A sr. unsec. bond 6s,
2012 (South Korea)		137,000	143,891

UBS Luxembourg SA for Sberbank
sub. bonds stepped-coupon 6.23s
(7.429s, 2/11/10), 2015 (Russia) ††		1,290,000	1,289,162

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN
4.315s, 2014		60,000	49,875

VTB Capital SA 144A notes 7 1/2s,
2011 (Russia)		1,925,000	1,985,156

CORPORATE BONDS	Principal
AND NOTES (22.6%)* cont..	amount	Value

Financials cont.
VTB Capital SA 144A notes 6 7/8s,
2018 (Russia)	$750,000	$738,750

VTB Capital SA 144A sec.
notes 6.609s, 2012 (Russia)	2,025,000	2,013,255

		15,762,418
Health care (1.5%)
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	197,000	201,925

DaVita, Inc. company guaranty
6 5/8s, 2013	153,000	151,470

Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011
(Ireland)	205,000	209,100

HCA, Inc. company
guaranty sr. notes 9 5/8s, 2016 ‡‡	299,000	310,960

HCA, Inc. sr. sec. notes 9 1/4s, 2016	346,000	357,678

HCA, Inc. sr. sec. notes 9 1/8s, 2014	282,000	291,165

Omnicare, Inc. company
guaranty 6 3/4s, 2013	195,000	188,663

Omnicare, Inc. sr. sub. notes
6 1/8s, 2013	545,000	524,563

Select Medical Corp. company
guaranty 7 5/8s, 2015	547,000	512,129

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	724,000	704,090

Sun Healthcare Group, Inc. company
guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	70,000	69,650

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	310,000	248,000

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	115,293	91,658

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	119,000	131,198

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	471,000	492,195

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	491,000	500,820

Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 R	305,000	320,250

Ventas Realty LP/Capital Corp.
company guaranty sr. unsec.
notes 7 1/8s, 2015 R	50,000	49,625

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	173,000	167,378

		5,522,517
Technology (0.9%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	334,000	300,600

Avago Technologies Finance company
guaranty sr. unsec. notes 10 1/8s,
2013 (Singapore)	80,000	84,200

Ceridian Corp. sr. unsec.
notes 11 1/4s, 2015	305,000	273,356

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	155,000	144,538

First Data Corp. company guaranty
sr. unsec. notes 9 7/8s, 2015	103,000	95,146

First Data Corp. company guaranty
sr. unsec. notes zero %, 2015 ‡‡	162,000	137,700

First Data Corp. company guaranty
sr. unsec. sub. notes 11 1/4s, 2016	161,000	138,460

CORPORATE BONDS		Principal
AND NOTES (22.6%)* cont.		amount	Value

Technology cont.
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014		$609,000	$465,885

Freescale Semiconductor, Inc. company
guaranty sr. unsec.
sub. notes 10 1/8s, 2016		14,000	9,310

Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes
8s, 2020		470,000	474,700

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †		13,000	16

Sanmina Corp. sr. unsec.
sub. notes 8 1/8s, 2016		136,000	127,160

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015		310,000	316,200

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013		620,000	626,200

Unisys Corp. 144A company guaranty
sr. sub. notes 14 1/4s, 2015		320,000	331,200

			3,524,671
Transportation (0.2%)
British Airways PLC sr. unsec.
8 3/4s, 2016 (United Kingdom)	GBP	157,000	226,987

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		$295,000	282,094

RailAmerica, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		170,000	178,075

			687,156
Utilities and power (1.1%)
AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017		130,000	130,813

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013		380,000	387,125

Allegheny Energy Supply 144A
sr. unsec. bond 8 1/4s, 2012		146,000	160,831

CMS Energy Corp. sr. unsec.
unsub. notes 6.3s, 2012		45,000	45,839

Dynegy-Roseton Danskamme sec.
bonds 7.27s, 2010		137,786	137,442

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016		151,000	132,125

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013		69,000	64,688

Edison Mission Energy sr. unsec.
notes 7.2s, 2019		147,000	119,070

Edison Mission Energy sr. unsec.
notes 7s, 2017		23,000	19,205

El Paso Corp. sr. unsec. notes
12s, 2013		516,000	589,530

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016		115,000	115,288

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 8s, 2019
(Indonesia)		400,000	427,000

Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011		100,000	101,500

NRG Energy, Inc. sr. notes
7 3/8s, 2016		235,000	227,363

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010		655,000	677,925

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014		257,000	264,389

CORPORATE BONDS	Principal
AND NOTES (22.6%)* cont.	amount	Value

Utilities and power cont.
Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	$185,000	$193,380

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7s, 2012	280,000	299,126

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011	18,000	18,915

		4,111,554

Total corporate bonds and notes
(cost $87,052,854)		$86,733,369

	Principal
ASSET-BACKED SECURITIES (11.9%)*	amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.936s, 2035	$74,142	$29,658
FRB Ser. 05-4, Class A2C, 0.456s, 2035	25,148	22,171

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
0.396s, 2036	107,000	28,712
FRB Ser. 06-HE3, Class A2C,
0.396s, 2036	115,000	33,133

Ameriquest Mortgage Securities, Inc.
FRB Ser. 03-8, Class M2, 1.996s, 2033	199,684	42,219

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038 F	383,000	68,940
Ser. 04-1A, Class E, 6.42s, 2039 F	361,000	64,980

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.516s, 2033	24,453	3,767
FRB Ser. 06-W4, Class A2C,
0.406s, 2036	204,000	62,568

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.246s,
2033	154,064	101,798
FRB Ser. 05-WMC1, Class M1, 0.686s,
2035	31,000	18,600

Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 06-HE2, Class A3,
0.436s, 2036	30,265	15,696
FRB Ser. 06-HE4, Class A5,
0.406s, 2036	112,818	70,619

Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 0.946s, 2033	228,044	109,461

Bear Stearns Asset
Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6,
5.121s, 2034	54,804	7,510
FRB Ser. 05-HE1, Class M3,
1.176s, 2035	223,000	43,953

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	474,538	270,487
Ser. 00-A, Class A2, 7.575s, 2030	1,261,826	694,619
Ser. 99-B, Class A4, 7.3s, 2016	621,037	321,239
Ser. 99-B, Class A3, 7.18s, 2015	1,045,145	549,221
FRB Ser. 00-A, Class A1, 0.403s, 2030	136,499	22,706

Capital Auto Receivables Asset Trust
144A Ser. 06-1, Class D, 7.16s, 2013	500,000	500,170

		Principal
ASSET-BACKED SECURITIES (11.9%)* cont.		amount	Value

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1,
0.666s, 2035		$47,073	$26,412
FRB Ser. 07-OPX1, Class A1A,
0.316s, 2037		847,703	508,622

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030		1,273,086	987,048
Ser. 00-4, Class A6, 8.31s, 2032		3,046,489	2,320,443
Ser. 00-5, Class A7, 8.2s, 2032		476,000	384,650
Ser. 00-1, Class A5, 8.06s, 2031		865,954	619,155
Ser. 00-4, Class A5, 7.97s, 2032		172,788	128,380
Ser. 00-5, Class A6, 7.96s, 2032		559,995	445,501
Ser. 02-1, Class M1F, 7.954s, 2033		44,000	31,771
Ser. 01-3, Class M2, 7.44s, 2033		31,182	1,343
Ser. 01-4, Class A4, 7.36s, 2033		172,708	158,649
Ser. 00-6, Class A5, 7.27s, 2031		418,391	377,481
Ser. 01-1, Class A5, 6.99s, 2032		3,823,937	3,396,444
Ser. 01-3, Class A4, 6.91s, 2033		2,502,766	2,229,955
Ser. 02-1, Class A, 6.681s, 2033		656,581	624,269
FRB Ser. 02-1, Class M1A, 2.311s, 2033		2,249,000	1,004,777
FRB Ser. 01-4, Class M1, 2.011s, 2033		295,000	110,367

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1,
0.766s, 2035		47,000	32,910
FRB Ser. 05-14, Class 3A2,
0.486s, 2036		20,560	17,028

Countrywide Asset-Backed Certificates
FRB Ser. 06-4, Class 2A2, 0.426s, 2036		1,051,164	732,241

Credit-Based Asset Servicing and
Securitization FRB Ser. 07-CB1,
Class AF1A, 0.316s, 2037		882,257	433,364

Crest, Ltd. 144A Ser. 03-2A,
Class E2, 8s, 2038		431,000	142,230

Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 0.916s, 2035		73,605	7,043

First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 06-FF7,
Class 2A3, 0.396s, 2036		173,000	62,867

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.576s, 2036		244,000	98,994
FRB Ser. 06-2, Class 2A3, 0.416s, 2036		353,000	144,061

Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012		687,000	687,824

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C,
7.589s, 2043 F	GBP	688,016	195,934
FRB Ser. 03-2, Class 2C1,
5.2s, 2043 F	EUR	1,430,000	407,236

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$835,002	730,627
Ser. 94-4, Class B2, 8.6s, 2019		351,873	185,725
Ser. 93-1, Class B, 8.45s, 2018		287,050	249,463
Ser. 99-5, Class A5, 7.86s, 2030		3,645,658	3,023,450
Ser. 96-8, Class M1, 7.85s, 2027		387,000	313,795
Ser. 95-8, Class B1, 7.3s, 2026		362,579	256,597
Ser. 95-4, Class B1, 7.3s, 2025		371,800	299,629
Ser. 96-10, Class M1, 7.24s, 2028		41,000	35,260
Ser. 97-6, Class M1, 7.21s, 2029		1,087,000	745,666
Ser. 98-2, Class A6, 6.81s, 2027		343,815	322,153
Ser. 99-3, Class A7, 6.74s, 2031		608,421	498,906
FRN Ser. 98-4, Class A6, 6.53s, 2030		161,939	149,561
Ser. 99-2, Class A7, 6.44s, 2030		40,832	33,403
Ser. 99-1, Class A6, 6.37s, 2025		18,000	17,091
Ser. 98-4, Class A5, 6.18s, 2030		408,619	373,573
Ser. 99-1, Class A5, 6.11s, 2023		57,324	57,262

	Principal
ASSET-BACKED SECURITIES (11.9%)* cont.	amount	Value

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	$1,522,615	$1,096,283
Ser. 99-5, Class M1A, 8.3s, 2026	157,000	124,532
Ser. 99-5, Class A4, 7.59s, 2028	30,211	29,176

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011 F	26,388	26,124

GSAA Home Equity Trust FRB
Ser. 06-19, Class A1, 0.336s, 2036	2,608,478	1,343,366

GSAMP Trust
FRB Ser. 06-HE5, Class A2C,
0.396s, 2036	526,000	144,481
FRB Ser. 07-HE2, Class A2A,
0.366s, 2047	1,134,953	858,592

Guggenheim Structured Real
Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.246s, 2030	381,221	19,061
FRB Ser. 05-1A, Class E, 2.046s, 2030	83,828	4,191

Home Equity Asset Trust FRB
Ser. 06-1, Class 2A4, 0.576s, 2036	122,000	46,817

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 06-FRE1, Class A4,
0.536s, 2035	103,000	52,181

Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class A4,
5.27s, 2018	1,014,992	849,553

Lehman XS Trust Ser. 07-6, Class 3A6,
6 1/2s, 2037	1,038,099	627,389

LNR CDO, Ltd. 144A FRB Ser. 02-1A,
Class FFL, 2.996s, 2037	1,260,000	189,000

Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012 F	1,671,674	802,403

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.866s, 2035	255,000	86,903
FRB Ser. 06-4, Class 2A4, 0.506s, 2036	117,000	40,378
FRB Ser. 06-1, Class 2A3, 0.436s, 2036	122,002	56,360

Madison Avenue Manufactured Housing
Contract FRB Ser. 02-A, Class B1,
3.496s, 2032	1,046,356	841,658

MASTR Asset Backed Securities Trust
FRB Ser. 06-FRE2, Class A4,
0.396s, 2036	61,000	26,607

Mid-State Trust Ser. 11, Class B,
8.221s, 2038	106,336	87,200

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3,
3.446s, 2034	68,909	5,856
FRB Ser. 05-HE2, Class M5,
0.926s, 2035	147,818	91,603
FRB Ser. 05-HE1, Class M3,
0.766s, 2034	160,000	114,508
FRB Ser. 06-NC4, Class M2,
0.546s, 2036	223,000	903

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	32,033	30,416

New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 3.321s, 2033	12,217	5,342

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.406s, 2036	146,000	79,731
FRB Ser. 06-2, Class A2C, 0.396s, 2036	146,000	74,816

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	968,213	484,107
Ser. 99-D, Class A1, 7.84s, 2029	804,575	695,448
Ser. 00-A, Class A2, 7.765s, 2017	117,293	67,975
Ser. 95-B, Class B1, 7.55s, 2021	281,592	156,985

	Principal
ASSET-BACKED SECURITIES (11.9%)* cont.	amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A4, 7.4s, 2030	$1,022,000	$693,990
Ser. 02-B, Class A4, 7.09s, 2032	335,885	262,339
Ser. 99-B, Class A4, 6.99s, 2026	824,686	674,346
Ser. 00-D, Class A3, 6.99s, 2022	145,085	142,199
Ser. 02-A, Class A4, 6.97s, 2032	48,964	33,540
Ser. 01-D, Class A4, 6.93s, 2031	636,555	457,956
Ser. 01-E, Class A4, 6.81s, 2031	841,572	563,853
Ser. 99-B, Class A3, 6.45s, 2017	196,466	165,081
Ser. 01-C, Class A2, 5.92s, 2017	861,479	363,565
Ser. 02-C, Class A1, 5.41s, 2032	1,018,281	748,437
Ser. 01-D, Class A2, 5.26s, 2019	127,239	83,778
Ser. 01-E, Class A2, 5.05s, 2019	893,308	544,918
Ser. 02-A, Class A2, 5.01s, 2020	215,184	112,102

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	152,867	133,389
FRB Ser. 01-B, Class A2, 0.618s, 2018	41,271	29,425

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.076s, 2036	104,000	17,041

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 0.376s, 2036	217,285	72,736

Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-NC3, Class A2,
0.436s, 2036	116,334	66,200
FRB Ser. 07-RZ1, Class A2,
0.406s, 2037	176,000	94,822

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2,
0.976s, 2035	326,293	241,964
Ser. 01-KS3, Class AII, 0.706s, 2031	1,297,477	846,105

Securitized Asset Backed
Receivables, LLC
FRB Ser. 05-HE1, Class M2,
0.896s, 2035	160,000	798
Securitized Asset Backed
Receivables, LLC
FRB Ser. 07-NC2, Class A2B,
0.386s, 2037	165,000	55,961
FRB Ser. 07-BR5, Class A2A,
0.376s, 2037	389,077	258,736
FRB Ser. 07-BR4, Class A2A,
0.336s, 2037	346,014	214,529
FRB Ser. 07-BR3, Class A2A,
0.316s, 2037	2,518,194	1,687,190

SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO,
0.456s, 2036	246,000	86,265

Soundview Home Equity
Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
0.416s, 2036	117,000	75,020
FRB Ser. 06-3, Class A3, 0.406s, 2036	529,000	282,512

South Coast Funding 144A FRB Ser. 3A,
Class A2, 1.664s, 2038	140,000	1,400

Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
0.506s, 2036	117,000	10,193

TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038	467,000	28,020

TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037	390,000	29,250

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.356s, 2037	769,827	477,293

		Principal
ASSET-BACKED SECURITIES (11.9%)* cont.		amount	Value

Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 1.404s,
2044 (United Kingdom)		$256,909	$30,829

Total asset-backed securities (cost $61,122,172)			$45,437,114

		Principal
U.S. TREASURY OBLIGATIONS (0.1%)*		amount	Value

U.S. Treasury Bonds 8.125%,
August 15, 2019 [i]		$153,000	$216,904

Total U.S. treasury obligations (cost $216,904)			$216,904

U.S. GOVERNMENT AND AGENCY		Principal
MORTGAGE OBLIGATIONS (8.0%)*		amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.4%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, TBA, October 1, 2039		$2,000,000	$2,127,500
4 1/2s, TBA, October 1, 2039		7,000,000	7,103,907
			9,231,407

U.S. Government Agency Mortgage Obligations (5.6%)
Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, TBA, October 1, 2039		2,000,000	2,136,875
6s, TBA, October 1, 2024		3,000,000	3,195,000
5 1/2s, TBA, October 1, 2024		1,000,000	1,057,188
5s, March 1, 2039		937,200	969,562
4 1/2s, May 1, 2039		910,052	923,134
4 1/2s, TBA, November 1, 2039		2,000,000	2,018,828
4 1/2s, TBA, October 1, 2039		11,000,000	11,140,938

			21,441,525

Total U.S. government and agency
mortgage obligations (cost $30,456,750)			$30,672,932

FOREIGN GOVERNMENT		Principal
BONDS AND NOTES (6.6%)*		amount	Value

Argentina (Republic of)
bonds Ser. VII, zero %, 2013		$47,000	$37,318

Argentina (Republic of) bonds FRB
zero %, 2013		1,431,000	574,547

Argentina (Republic of) sr. unsec.
unsub. bonds zero %, 2015		2,411,000	1,793,784

Argentina (Republic of) sr. unsec.
unsub. bonds Ser. $V, 10 1/2s, 2012	ARS	2,039,000	397,605

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 0.943s, 2012		$13,711,000	4,125,640

Banco Nacional de
Desenvolvimento Economico e Social
144A notes 6 1/2s, 2019		535,000	568,438

Brazil (Federal Republic of)
notes zero %, 2017		BRL 1,500	763,788

Brazil (Federal Republic of)
sr. notes 5 7/8s, 2019		$795,000	854,625

Brazil (Federal Republic of)
sr. unsec. bonds 6s, 2017		790,000	850,767

Ecuador (Republic of) regs
notes Ser. REGS, 9 3/8s, 2015		125,000	109,100

Indonesia (Republic of) 144A
sr. unsec. unsub. bonds 6 3/4s, 2014		1,590,000	1,702,079

Industrial Bank Of Korea 144A
sr. notes 7 1/8s, 2014		325,000	356,659

FOREIGN GOVERNMENT		Principal
BONDS AND NOTES (6.6%)* cont.		amount	Value

Peru (Republic of) sr. unsec.
unsub. notes 7 1/8s, 2019		$942,000	$1,076,235

Republic of Indonesia 144A sr. unsec.
unsub. bonds 6 7/8s, 2018		550,000	591,250

Russia (Federation of) 144A unsec.
unsub. bonds 5s, 2030		2,293,600	2,471,515

South Africa (Republic of) sr. unsec.
unsub. notes 6 7/8s, 2019		430,000	479,450

Spain (Government of)
bonds Ser. REGS, 5.4s, 2011	EUR	1,000,000	1,572,517

Turkey (Republic of) bonds 16s, 2012	TRY	175,000	133,846

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2019		$810,000	886,270

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2017		1,505,000	1,643,641

Venezuela (Republic of) bonds
8 1/2s, 2014		450,000	403,128

Venezuela (Republic of) unsec. note
FRN Ser. REGS, 1.505s, 2011		770,000	685,716

Venezuela (Republic of) unsec.
notes 10 3/4s, 2013		1,985,000	1,966,996

Venezuela (Republic of) 144A unsec.
bonds 13 5/8s, 2018		1,285,000	1,316,560

Total foreign government bonds
and notes (cost $23,724,299)			$25,361,474

		Principal
SENIOR LOANS (6.2%)* [c]		amount	Value

Basic materials (0.3%)
Georgia-Pacific Corp. bank term loan
FRN Ser. C, 3.597s, 2014		$84,123	$83,475

Georgia-Pacific, LLC bank term loan
FRN Ser. B2, 2.369s, 2012		152,767	146,752

Novelis, Inc. bank term loan FRN
Ser. B, 2.422s, 2014		500,678	457,584

Novelis, Inc. bank term loan FRN
Ser. B, 2.27s, 2014		227,574	207,987

Rockwood Specialties Group, Inc. bank
term loan FRN Ser. H, 6s, 2014		70,813	71,521

			967,319
Capital goods (0.5%)
Graham Packaging Co., LP bank term
loan FRN Ser. B, 2.563s, 2011		96,290	93,852

Hawker Beechcraft
Acquisition Co., LLC bank term loan
FRN 2.598s, 2014		38,254	29,073

Hawker Beechcraft
Acquisition Co., LLC bank term loan
FRN Ser. B, 2.372s, 2014		737,925	560,823

Manitowoc Co., Inc. (The) bank term
loan FRN Ser. A, 4.807s, 2013		222,000	205,905

Mueller Water Products, Inc. bank
term loan FRN Ser. B, 6s, 2014		135,825	131,750

Polypore, Inc. bank term loan FRN
Ser. B, 2.52s, 2014		309,734	289,214

Sensata Technologies BV bank term
loan FRN 2.246s, 2013 (Netherlands)		276,114	235,560

Sequa Corp. bank term loan FRN
3.844s, 2014		404,956	349,275

Wesco Aircraft Hardware Corp. bank
term loan FRN 2.52s, 2013		114,000	105,878

			2,001,330

	Principal
SENIOR LOANS (6.2%)* [c] cont.	amount	Value

Communication services (1.1%)
Cebridge Connections, Inc. bank term
loan FRN 4.788s, 2014	$160,000	$149,600

Charter Communications Operating, LLC
bank term loan FRN 9 1/4s, 2014	227,125	228,488

Charter Communications, Inc. bank
term loan FRN 6 3/4s, 2014	200,000	174,125

Charter Communications, Inc. bank
term loan FRN 6 1/4s, 2014	929,731	885,569

Fairpoint Communications, Inc. bank
term loan FRN Ser. B, 5 1/2s, 2015	232,789	174,243

Insight Midwest, LP bank term loan
FRN Ser. B, 2.26s, 2014	130,326	123,763

Intelsat Corp. bank term loan FRN
Ser. B2, 2.753s, 2011	209,416	198,684

Intelsat Corp. bank term loan FRN
Ser. B2-A, 2.753s, 2013	209,481	198,745

Intelsat Corp. bank term loan FRN
Ser. B2-C, 2.753s, 2013	209,416	198,684

Intelsat, Ltd. bank term loan FRN
3.253s, 2014 (Bermuda)	460,000	412,083

Level 3 Communications, Inc. bank
term loan FRN 2.683s, 2014	108,000	95,256

Level 3 Financing, Inc. bank term
loan FRN Ser. B, 11 1/2s, 2014	95,000	100,463

Mediacom Communications Corp. bank
term loan FRN Ser. C, 1 3/4s, 2015	544,439	501,792

Mediacom Communications Corp. bank
term loan FRN Ser. D2, 2s, 2015	116,700	108,239

MetroPCS Wireless, Inc. bank term
loan FRN 2.683s, 2013	219,205	208,825

PAETEC Holding Corp. bank term loan
FRN Ser. B1, 2.761s, 2013	84,643	80,199

TW Telecom, Inc. bank term loan FRN
Ser. B, 2.02s, 2013	230,457	222,295

West Corp. bank term loan FRN 2.
623s, 2013	112,675	106,156

		4,167,209
Consumer cyclicals (2.5%)
Affinion Group, Inc. bank term loan
FRN Ser. B, 2.761s, 2013	430,536	411,807

Allison Transmission, Inc. bank term
loan FRN Ser. B, 3s, 2014	433,384	377,285

Building Materials Holdings Corp. bank term
loan FRN 3.005s, 2014	153,615	139,704

CCM Merger, Inc. bank term loan FRN
Ser. B, 8 1/2s, 2012	245,683	229,100

Cenveo, Inc. bank term loan FRN
Ser. C, 4.792s, 2014	230,118	222,539

Cenveo, Inc. bank term loan FRN
Ser. DD, 4.792s, 2014	7,668	7,415

Clear Channel Communications, Inc.
bank term loan FRN Ser. B, 3.84s, 2016	210,000	158,375

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. B, 3 1/8s, 2012	220,103	194,791

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. C, 3 1/8s, 2012	549,806	486,578

Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 7s, 2014	235,412	200,453

GateHouse Media, Inc. bank term loan
FRN 2 1/2s, 2014	220,000	68,567

	Principal
SENIOR LOANS (6.2%)* [c] cont.	amount	Value

Consumer cyclicals cont.
GateHouse Media, Inc. bank term loan
FRN Ser. B, 2 1/4s, 2014	$513,424	$160,017

GateHouse Media, Inc. bank term loan
FRN Ser. DD, 2 1/4s, 2014	191,576	59,708

Golden Nugget, Inc. bank term loan
FRN Ser. B, 2 1/4s, 2014	101,564	66,016

Golden Nugget, Inc. bank term loan
FRN Ser. DD, 2.269s, 2014	57,964	37,676

Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 6 1/2s, 2011	898,895	896,198

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B2, 3.504s, 2015	169,439	136,653

Jarden Corp. bank term loan FRN
Ser. B1, 2.348s, 2012	100,547	97,581

Jarden Corp. bank term loan FRN
Ser. B2, 2.348s, 2012	45,709	44,300

Jarden Corp. bank term loan FRN
Ser. B4, 3.848s, 2015	166,517	163,990

Michaels Stores, Inc. bank term loan
FRN Ser. B, 2.538s, 2013	123,076	109,794

National Bedding Co. bank term loan
FRN 2.255s, 2011	89,621	80,659

Navistar Financial Corp. bank term
loan FRN 2.057s, 2012	218,667	211,013

Navistar International Corp. bank
term loan FRN 3.496s, 2012	601,333	580,287

QVC, Inc. bank term loan FRN
5.746s, 2014	205,000	204,570

R.H. Donnelley, Inc. bank term loan
FRN 6 3/4s, 2011	487,042	413,986

R.H. Donnelley, Inc. bank term loan
FRN Ser. D1, 6 3/4s, 2011	271,841	231,291

Realogy Corp. bank term loan FRN
0.166s, 2013	165,224	140,205

Realogy Corp. bank term loan FRN
Ser. B, 3.254s, 2013	613,690	520,760

Six Flags Theme Parks bank term loan
FRN 2.595s, 2015	375,114	365,361

Thomas Learning bank term loan FRN
Ser. B, 2.76s, 2014	99,746	89,721

Tribune Co. bank term loan FRN
Ser. B, 5 1/4s, 2014 (In default) †	948,000	471,334

TRW Automotive, Inc. bank term loan
FRN Ser. B, 6 1/4s, 2014	350,874	349,832

United Components, Inc. bank term
loan FRN Ser. D, 2.72s, 2012	388,444	358,340

Universal City Development Partners,
Ltd. bank term loan FRN Ser. B,
6s, 2011	969,872	951,687

Univision Communications, Inc. bank
term loan FRN Ser. B, 2.511s, 2014	175,000	147,693

Yankee Candle Co., Inc. bank term
loan FRN 2 1/4s, 2014	117,445	110,046

		9,495,332
Consumer staples (0.4%)
Claire’s Stores, Inc. bank term loan
FRN 3.114s, 2014	79,796	59,348

Dole Food Co., Inc. bank term loan
FRN Ser. B, 7.973s, 2013	35,072	35,450

Dole Food Co., Inc. bank term loan
FRN Ser. C, 7.939s, 2013	132,298	133,723

	Principal
SENIOR LOANS (6.2%)* [c] cont.	amount	Value

Consumer staples cont.
Dole Food Co., Inc. bank term loan
FRN Ser. C, 0.505s, 2013	$20,311	$20,530

Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 3.009s, 2014	499,557	469,375

Revlon Consumer Products bank term
loan FRN Ser. B, 4.337s, 2012	105,000	100,887

Rite-Aid Corp. bank term loan FRN
Ser. B, 2.01s, 2014	98,500	85,982

Spectrum Brands, Inc. bank term loan
FRN 1 1/2s, 2013	30,543	29,054

Spectrum Brands, Inc. bank term loan
FRN Ser. B1, 8.003s, 2013	529,397	503,589

		1,437,938
Energy (0.2%)
EPCO Holding, Inc. bank term loan FRN
Ser. A, 1.246s, 2012	220,000	198,000

Hercules Offshore, Inc. bank term
loan FRN Ser. B, 7.559s, 2013	237,479	231,542

MEG Energy Corp. bank term loan FRN
2.6s, 2013 (Canada)	96,500	91,675

MEG Energy Corp. bank term loan FRN
Ser. DD, 2.6s, 2013 (Canada)	98,375	93,456

Petroleum Geo-Services ASA bank term
loan FRN 2.35s, 2015 (Norway)	143,000	135,731

Targa Resources, Inc. bank term loan
FRN 2.263s, 2012	35,095	34,306

Targa Resources, Inc. bank term loan
FRN Ser. C, 0.473s, 2012	25,645	25,068

		809,778
Financials (—%)
Hub International, Ltd. bank term
loan FRN Ser. B, 2.761s, 2014	139,757	126,305

Hub International, Ltd. bank term
loan FRN Ser. DD, 2.761s, 2014	31,414	28,390

		154,695
Health care (0.7%)
Community Health Systems, Inc. bank
term loan FRN Ser. B, 2.612s, 2014	528,100	495,622

Community Health Systems, Inc. bank
term loan FRN Ser. DD, 2.511s, 2014	27,184	25,513

Health Management Associates, Inc.
bank term loan FRN 2.348s, 2014	1,289,546	1,208,466

IASIS Healthcare Corp. bank term loan
FRN Ser. DD, 2.261s, 2014	120,362	113,140

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
7.62s, 2014	32,503	30,553

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
5.738s, 2014	395,329	337,018

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 2.261s, 2014	347,799	326,931

Select Medical Corp. bank term loan
FRN Ser. B, 2.413s, 2012	14,961	14,369

Sun Healthcare Group, Inc. bank term
loan FRN 0.498s, 2014	35,012	32,561

Sun Healthcare Group, Inc. bank term
loan FRN Ser. B, 2.683s, 2014	$123,526	$114,879

		2,699,052

	Principal
SENIOR LOANS (6.2%)* [c] cont.	amount	Value

Technology (0.1%)
Compucom Systems, Inc. bank term loan
FRN 3.77s, 2014	$124,099	$116,653

First Data Corp. bank term loan FRN
Ser. B1, 2.998s, 2014	386,633	332,827

Freescale Semiconductor, Inc. bank
term loan FRN 12 1/2s, 2014	110,384	110,660

		560,140
Utilities and power (0.4%)
Dynegy Holdings, Inc. bank term loan
FRN 4.02s, 2013	194,000	186,301

Energy Future Holdings Corp. bank
term loan FRN Ser. B2, 3.754s, 2014	268,686	212,061

	Principal
SENIOR LOANS (6.2%)* [c] cont.	amount	Value

Utilities and power cont.
Energy Future Holdings Corp. bank
term loan FRN Ser. B3, 3.754s, 2014	$195,442	$153,471

NRG Energy, Inc. bank term loan FRN
2.252s, 2014	319,046	302,329

NRG Energy, Inc. bank term loan FRN
0.498s, 2014	171,715	162,718

Reliant Energy, Inc. bank term loan
FRN 0.241s, 2014	450,000	421,313

		1,438,193

Total senior loans (cost $26,405,334)		$23,730,986

PURCHASED OPTIONS OUTSTANDING (3.3%)*	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate of 5.355% versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	$18,927,000	$2,998,605

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 5.355% versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	18,927,000	2,998,605

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 5.355% versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	18,927,000	189

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	18,927,000	189

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate of 4.235% versus the three month USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	19,098,000	1,224,393

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate of 4.23% versus the three month USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.23	19,098,000	1,217,732

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.03	32,120,000	3,931,488

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate of 5.03% versus the three month USD-LIBOR-BBA
maturing February 16, 2020.	Feb-10/5.03	32,120,000	107,281

Total purchased options outstandings (cost $7,011,266)			$12,478,482

CONVERTIBLE BONDS AND NOTES (0.3%)*		Principal amount	Value

General Cable Corp. cv. company guaranty sr. unsec. notes 1s, 2012		$525,000	$448,875

General Growth Properties, Inc. 144A cv. sr. notes 3.98s, 2027 (In default) † R		395,000	266,625

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014		195,000	229,856

TUI AG cv. sr. unsec. notes 2 3/4s, 2012 (Germany)	EUR	50,000	56,746

Total convertible bonds and notes (cost $1,082,770)			$1,002,102

PREFERRED STOCKS (—%)*		Shares	Value

Preferred Blocker, Inc. 144A 7.00% cum. pfd.		228	$132,589

Total preferred stocks (cost $76,202)			$132,589

COMMON STOCKS (—%)*			Shares	Value

AboveNet, Inc. †			614	$29,939

Bohai Bay Litigation, LLC † F			991	3,091

Vertis Holdings, Inc. † F			11,336	11

Total common stocks (cost $0)				$33,041

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	118	$8,585

New ASAT (Finance), Ltd. (Cayman Islands) F	2/01/11	0.01	3,380	—

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR .001	508	20,796

Vertis Holdings, Inc. F	10/18/15	$0.01	752	—

Total warrants (cost $19,322)				$29,381

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd. (acquired various dates
from 12/2/04 to 12/22/04, cost $109,821) ‡			2,393	$22,255

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †			667	4,202

Total convertible preferred stocks (cost $738,520)				$26,457

SHORT-TERM INVESTMENTS (9.5%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund [e]			17,319,935	$17,319,935

SSgA Prime Money Market Fund [i]			$5,750,000	5,750,000

U.S. Treasury Bills for an effective yield of zero%, maturity date December 17, 2009 [i]			605,000	604,879

U.S. Treasury Cash Management Bills for an effective yield of 0.40%, maturity date
June 10, 2010 ##			1,310,000	1,306,497

U.S. Treasury Cash Management Bills with yields ranging from 0.30% to 0.47%, maturity date
April 1, 2010 # ##			11,388,000	11,365,319

Total short-term investments (cost $36,347,343)				$36,346,630

TOTAL INVESTMENTS

Total investments (cost $435,398,254)				$443,397,451

Key to holding’s currency abbreviations

ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
GBP British Pound
HUF Hungarian Forint
INR Indian Rupee
JPY Japanese Yen
MXN Mexican Peso
PLN Polish Zloty
RUB Russian Ruble
SEK Swedish Krona
TRY Turkish Lira
ZAR South African Rand

Key to holding’s abbreviations

EMTN Euro Medium Term Notes
FRB Floating Rate Bonds
FRN Floating Rate Notes
IFB Inverse Floating Rate Bonds
IO Interest Only
MTN Medium Term Notes
PO Principal Only
TBA To Be Announced Commitments

* Percentages indicated are based on net assets of $383,388,420.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2009 was $22,255, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at September 30, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at September 30, 2009.

▲ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at September 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) disclosures based on the securities valuation inputs.

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At September 30, 2009 liquid assets totaling $177,094,749 have been segregated to cover open forward commitments, swap contracts and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at September 30, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2009.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at September 30, 2009 (as a percentage of Portfolio Value):

United States	89.2%	Brazil	1.0%	United Kingdom	0.5%

Russia	3.3	Indonesia	0.6	Other	1.8

Argentina	1.6	Turkey	0.6	Total	100.0%

Venezuela	1.4

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $65,574,323)	Value	face value	date	(depreciation)

Australian Dollar	$12,243,839	$11,558,857	10/21/09	$684,982

Canadian Dollar	3,771,036	3,755,473	10/21/09	15,563

Danish Krone	264,816	263,383	10/21/09	1,433

Euro	6,884,027	6,883,316	10/21/09	711

Hungarian Forint	1,185,564	1,168,990	10/21/09	16,574

Japanese Yen	19,165,159	18,590,461	10/21/09	574,698

Malaysian Ringgit	162,861	161,192	10/21/09	1,669

Mexican Peso	47,798	48,500	10/21/09	(702)

New Zealand Dollar	6,138	5,907	10/21/09	231

Norwegian Krone	9,773,428	9,331,268	10/21/09	442,160

Polish Zloty	4,728,486	4,800,430	10/21/09	(71,944)

South African Rand	1,319,023	1,309,837	10/21/09	9,186

Swedish Krona	4,785,812	4,623,858	10/21/09	161,954

Swiss Franc	3,104,182	3,072,851	10/21/09	31,331

Total				$1,867,846

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $39,958,446)	Value	face value	date	(depreciation)

Australian Dollar	$1,919,981	$1,898,324	10/21/09	$(21,657)

Brazilian Real	1,395,319	1,349,826	10/21/09	(45,493)

British Pound	5,779,776	5,879,259	10/21/09	99,483

Canadian Dollar	3,658,730	3,625,590	10/21/09	(33,140)

Czech Koruna	1,749,819	1,725,602	10/21/09	(24,217)

Euro	4,753,508	4,707,698	10/21/09	(45,810)

Hungarian Forint	1,201,645	1,181,499	10/21/09	(20,146)

Japanese Yen	1,085,175	1,083,876	10/21/09	(1,299)

Norwegian Krone	2,304,296	2,225,952	10/21/09	(78,344)

Polish Zloty	2,935,179	2,981,933	10/21/09	46,754

South African Rand	1,288,038	1,281,763	10/21/09	(6,275)

Swedish Krona	2,376,051	2,286,447	10/21/09	(89,604)

Swiss Franc	9,693,348	9,601,890	10/21/09	(91,458)

Turkish Lira	129,602	128,787	10/21/09	(815)

Total				$(312,021)

FUTURES CONTRACTS OUTSTANDING at 9/30/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	2	$1,252,012	Dec-09	$(1,067)

Canadian Government Bond 10 yr (Long)	5	568,112	Dec-09	7,647

Euro-Bobl 5 yr (Long)	80	13,536,914	Dec-09	14,590

Euro-Bund 10 yr (Long)	3	535,443	Dec-09	2,185

Euro-Schatz 2 yr (Short)	471	74,601,456	Dec-09	(158,621)

Japanese Government Bond 10 yr (Short)	7	10,883,508	Dec-09	(50,024)

Japanese Government Bond 10 yr Mini (Short)	1	155,456	Dec-09	(1,015)

U.K. Gilt 10 yr (Short)	61	11,575,072	Dec-09	(53,510)

U.S. Treasury Bond 20 yr (Long)	948	115,063,500	Dec-09	2,164,737

U.S. Treasury Note 2 yr (Short)	3	650,906	Dec-09	(3,789)

U.S. Treasury Note 5 yr (Short)	501	58,162,969	Dec-09	(882,003)

U.S. Treasury Note 10 yr (Short)	3	354,984	Dec-09	(3,992)

Total				$1,035,138

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $26,542,096)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	$11,060,000	Aug-11/4.49	$835,362

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	20,362,000	Jul-11/4.525	1,567,704

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	7,124,000	Aug-11/4.475	532,519

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	7,124,000	Aug-11/4.475	352,211

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	11,060,000	Aug-11/4.49	540,834

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	5,530,000	Aug-11/4.55	434,824

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	5,530,000	Aug-11/4.55	261,016

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing August 16, 2021.	10,823,000	Aug-11/4.765	976,235

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing August 16, 2021.	10,823,000	Aug-11/4.765	449,046

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	11,515,000	Aug-11/4.70	998,466

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $26,542,096) cont.	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	$11,515,000	Aug-11/4.70	$492,151

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	30,543,000	Jul-11/4.745	2,714,982

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	30,543,000	Jul-11/4.745	1,245,551

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	20,362,000	Jul-11/4.46	1,499,287

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	19,096,000	Jul-11/4.52	1,475,166

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	20,362,000	Jul-11/4.46	984,513

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	20,362,000	Jul-11/4.525	946,654

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	19,096,000	Jul-11/4.52	892,165

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	9,548,000	Jul-11/4.5475	751,332

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	9,548,000	Jul-11/4.5475	438,826

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.4% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	50,458,000	Nov-09/4.40	3,903,431

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	19,098,000	Jun-10/5.235	165,007

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.82% versus the three month USD-LIBOR-BBA maturing September 12, 2018.	1,469,000	Sep-13/4.82	77,969

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	25,011,500	May-12/5.51	3,206,305

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	19,098,000	Jun-10/5.23	163,670

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.4% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	50,458,000	Nov-09/4.40	28,761

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.82% versus the three month USD-LIBOR-BBA maturing September 12, 2018.	1,469,000	Sep-13/4.82	49,579

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	25,011,500	May-12/5.51	865,021

Total			$26,848,587

TBA SALE COMMITMENTS OUTSTANDING at 9/30/09 (proceeds receivable $2,023,281)	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, October 1, 2039	$2,000,000	10/14/08	$2,025,625

Total			$2,025,625

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.	$32,178,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$904,053

	23,500,000	—	7/18/13	4.14688%	3 month USD-LIBOR-	(1,803,258)
					BBA

	7,133,000	—	9/18/38	4.36125%	3 month USD-LIBOR-	(558,011)
					BBA

	28,409,000	25,825	10/20/10	3 month USD-LIBOR-BBA	3.00%	1,076,177

	219,700,000	(78,194)	11/26/10	3 month USD-LIBOR-BBA	2.35%	5,718,118

	550,228,000	—	12/22/10	3 month USD-LIBOR-BBA	1.515%	7,292,670

	54,651,000	—	10/26/12	4.6165%	3 month USD-LIBOR-	(5,439,677)
					BBA

	18,938,000	—	5/19/10	3.2925%	3 month USD-LIBOR-	(561,462)
					BBA

	23,910,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	722,661

	11,889,000	—	5/8/28	4.95%	3 month USD-LIBOR-	(2,003,317)
					BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC		$76,136,000		$—	12/9/10	3 month USD-LIBOR-BBA	2.005%	$1,598,026

		28,963,000		—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(1,476,479)

Citibank, N.A.	JPY	1,134,000,000		—	9/11/16	1.8675%	6 month JPY-LIBOR-	(687,902)
							BBA

		$7,876,000		—	7/17/19	3.8675%	3 month USD-LIBOR-	(340,679)
							BBA

		17,993,000		—	7/28/19	3.895%	3 month USD-LIBOR-	(799,970)
							BBA

		15,000,000		—	8/6/19	3.8425%	3 month USD-LIBOR-	(584,976)
							BBA

		17,500,000		—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	533,893

		18,950,000		—	8/14/11	1.61125%	3 month USD-LIBOR-	(165,888)
							BBA

		11,450,000		—	8/14/14	3 month USD-LIBOR-BBA	3.10%	296,871

	MXN	33,510,000		—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	162,540

	MXN	10,055,000		—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	50,572

		$95,602,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	4,433,643

		6,895,000		—	9/18/38	4.45155%	3 month USD-LIBOR-	(648,903)
							BBA

		302,431,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	7,101,321

		8,078,000		—	2/24/16	2.77%	3 month USD-LIBOR-	85,890
							BBA

		113,713,000		(270,689)	8/27/14	3 month USD-LIBOR-BBA	2.97%	1,848,416

		4,608,000		—	8/27/19	3 month USD-LIBOR-BBA	3.6875%	108,303

	EUR	43,720,000	E	—	8/28/24	6 month EUR-EURIBOR-	4.835%	(151,736)
						REUTERS

		$36,571,000		—	9/22/11	1.3675%	3 month USD-LIBOR-	(72,393)
							BBA

	EUR	15,360,000		—	9/29/19	3.501%	6 month EUR-EURIBOR-	(85,637)
							REUTERS

		$23,704,000		—	9/30/19	3 month USD-LIBOR-BBA	3.425%	(60,272)

		30,650,000		—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(204,099)

		102,606,000		—	3/30/11	3 month USD-LIBOR-BBA	1.535%	898,294

	MXN	12,400,000		—	3/28/13	1 month MXN-TIIE-BANXICO	6.9425%	(6,245)

		$10,396,000		—	4/6/39	3.295%	3 month USD-LIBOR-	1,009,849
							BBA

		12,349,000		—	5/11/39	3.8425%	3 month USD-LIBOR-	8,773
							BBA

Citibank, N.A., London	JPY	1,300,000,000		—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	691,326

Credit Suisse		$11,827,400		—	9/16/10	3.143%	3 month USD-LIBOR-	(302,979)
International							BBA

		4,042,000		—	9/18/38	4.41338%	3 month USD-LIBOR-	(353,304)
							BBA

		124,287,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	2,911,888

		13,961,000		—	9/23/10	3 month USD-LIBOR-BBA	3.32%	379,927

		18,000,000		—	12/5/20	3 month USD-LIBOR-BBA	3.01%	(751,175)

		18,900,000		—	7/30/19	3 month USD-LIBOR-BBA	3.87%	795,649

		5,750,000		—	8/5/19	3 month USD-LIBOR-BBA	3.903%	255,037

		14,832,000		—	8/25/19	3.8475%	3 month USD-LIBOR-	(556,251)
							BBA

	GBP	11,600,000		—	8/25/11	1.98%	6 month GBP-LIBOR-	(83,875)
							BBA

		$14,199,000		—	8/28/19	3 month USD-LIBOR-BBA	3.6825%	327,775

		14,255,000		—	2/5/14	2.475%	3 month USD-LIBOR-	(53,925)
							BBA

		6,455,000		—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(428,780)

	EUR	71,710,000		—	9/18/11	1.6875%	6 month EUR-EURIBOR-	(70)
							REUTERS

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse	EUR	18,900,000		$—	9/18/14	6 month EUR-EURIBOR-	2.755%	$93,045
International cont.						REUTERS

		$26,736,000		—	9/24/24	3.975%	3 month USD-LIBOR-	(684,104)
							BBA

		4,180,000		—	4/28/39	3.50375%	3 month USD-LIBOR-	255,002
							BBA

	SEK	79,760,000	E	—	6/8/11	2.11%	3 month SEK-STIBOR-	(18,227)
							SIDE

	SEK	79,760,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.275%	(12,839)

		$11,675,000		—	6/5/39	4.29417%	3 month USD-LIBOR-	(921,694)
							BBA

	SEK	26,590,000	E	—	6/8/11	2.22%	3 month SEK-STIBOR-	(10,166)
							SIDE

	SEK	26,590,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.37%	(841)

		$9,000,000		—	6/23/19	3 month USD-LIBOR-BBA	4.054%	571,154

Deutsche Bank AG		45,054,000		—	4/21/14	2.51%	3 month USD-LIBOR-	(437,837)
							BBA

		273,775,000		—	5/12/11	1.43%	3 month USD-LIBOR-	(3,029,111)
							BBA

		3,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.195%	231,787

		19,578,000		—	7/27/19	3.755%	3 month USD-LIBOR-	(634,367)
							BBA

		6,298,000		—	7/28/19	3.895%	3 month USD-LIBOR-	(280,010)
							BBA

		13,500,000		—	8/11/19	4.18%	3 month USD-LIBOR-	(913,844)
							BBA

		9,268,000		—	9/23/38	4.75%	3 month USD-LIBOR-	(1,353,325)
							BBA

		125,936,000		—	10/24/10	3 month USD-LIBOR-BBA	2.604%	3,899,532

		97,260,000		—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	3,152,508

	ZAR	12,120,000		—	7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	47,317

		$70,018,000		—	11/28/13	3 month USD-LIBOR-BBA	2.8725%	2,013,939

		79,355,000		—	12/5/13	2.590625%	3 month USD-LIBOR-	(1,268,626)
							BBA

		28,551,000		—	12/9/13	3 month USD-LIBOR-BBA	2.5225%	360,859

		20,515,000		—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(2,705,005)

		332,987,000		—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	4,547,296

		4,000,000		—	12/22/13	2.008%	3 month USD-LIBOR-	43,601
							BBA

		23,757,000		—	12/24/13	2.165%	3 month USD-LIBOR-	100,779
							BBA

		49,838,000		—	12/30/13	2.15633%	3 month USD-LIBOR-	256,024
							BBA

		34,300,000		—	1/8/29	3 month USD-LIBOR-BBA	3.19625%	(2,937,626)

		109,800,000		—	1/8/14	2.375%	3 month USD-LIBOR-	(218,667)
							BBA

		12,754,000		—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(1,146,633)

		14,015,000		—	8/26/19	3 month USD-LIBOR-BBA	3.73%	381,902

		208,867,000		—	2/3/14	2.44%	3 month USD-LIBOR-	(509,492)
							BBA

		89,668,000		—	2/3/24	3 month USD-LIBOR-BBA	3.27%	(4,385,076)

		20,377,000		—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(1,428,152)

		41,011,000		—	2/5/14	2.44661%	3 month USD-LIBOR-	(104,935)
							BBA

		285,446,000		—	2/6/14	2.5529%	3 month USD-LIBOR-	(2,011,873)
							BBA

		48,326,000		—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(2,699,892)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.		$9,000,000		$—	2/6/14	2.5675%	3 month USD-LIBOR-	$(69,124)
							BBA

		5,000,000		—	2/9/14	2.525%	3 month USD-LIBOR-	(27,382)
							BBA

		4,000,000		—	2/10/14	2.55%	3 month USD-LIBOR-	(26,207)
							BBA

		65,000,000		—	2/17/14	2.55%	3 month USD-LIBOR-	(383,283)
							BBA

		25,000,000		—	2/17/39	3.31%	3 month USD-LIBOR-	2,638,611
							BBA

		21,612,000		—	2/25/14	2.4675%	3 month USD-LIBOR-	(37,031)
							BBA

		106,000,000		—	3/4/14	2.54%	3 month USD-LIBOR-	(459,775)
							BBA

		41,000,000		—	3/4/39	3.37174%	3 month USD-LIBOR-	3,924,467
							BBA

		2,000,000		—	3/10/16	3 month USD-LIBOR-BBA	2.845%	(14,853)

		1,000,000		—	3/11/16	3 month USD-LIBOR-BBA	2.892%	(4,699)

		1,100,000		—	3/11/16	3 month USD-LIBOR-BBA	2.938%	(2,138)

		202,712,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	1,537,803

		3,000,000		—	3/24/14	2.297%	3 month USD-LIBOR-	23,847
							BBA

		84,000,000		—	3/30/14	2.36%	3 month USD-LIBOR-	496,633
							BBA

		38,000,000		—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(1,642,020)

		7,314,200		—	9/22/19	3.6875%	3 month USD-LIBOR-	(153,083)
							BBA

		93,246,000		(251,041)	10/2/39	3.91%	3 month USD-LIBOR-	—
							BBA

		115,031,000		181,194	10/2/29	3 month USD-LIBOR-BBA	3.85%	—

		74,773,000		26,058	10/2/19	3 month USD-LIBOR-BBA	3.45%	—

		129,396,000		(28,106)	10/2/11	1.29%	3 month USD-LIBOR-	—
							BBA

Goldman Sachs	JPY	743,800,000		—	6/10/16	1.953%	6 month JPY-LIBOR-	(520,509)
International							BBA

	GBP	23,150,000		—	8/20/11	2.0225%	6 month GBP-LIBOR-	(205,161)
							BBA

	GBP	83,130,000		—	8/24/11	2.035%	6 month GBP-LIBOR-	(751,961)
							BBA

	GBP	29,790,000		—	8/24/14	6 month GBP-LIBOR-BBA	3.4825%	678,871

	GBP	6,070,000		—	8/24/29	6 month GBP-LIBOR-BBA	4.29%	244,388

	AUD	15,162,500	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(188,850)

	EUR	49,190,000		—	9/22/11	6 month EUR-EURIBOR-	1.718%	38,252
						REUTERS

		$22,856,900		—	9/22/14	2.83%	3 month USD-LIBOR-	(220,230)
							BBA

	EUR	55,340,000		—	9/25/11	6 month EUR-EURIBOR-	1.718%	34,462
						REUTERS

	GBP	50,070,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-	(223,726)
							BBA

		$27,831,100		—	9/29/14	3 month USD-LIBOR-BBA	2.6925%	68,016

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,		$15,289,000		$—	3/11/38	5.0025%	3 month USD-LIBOR-	$(2,913,215)
N.A.							BBA

		35,403,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	1,295,379

		69,999,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	690,252

		26,533,000		—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	1,762,197

		53,631,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	1,509,859

		21,496,000		—	5/22/19	3 month USD-LIBOR-BBA	3.3225%	62,255

		66,969,000		—	5/28/11	3 month USD-LIBOR-BBA	1.3375%	571,820

		13,885,000	E	—	6/9/20	4.73%	3 month USD-LIBOR-	(1,123,435)
							BBA

		4,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.207%	313,239

		41,204,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	687,703

		69,867,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	1,222,305

		6,423,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	184,870

		19,148,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	583,955

		49,717,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	1,485,718

	CAD	16,680,000		—	6/9/12	6 month CAD-BA-CDOR	1.95%	111,164

	CAD	5,330,000		—	6/9/14	2.725%	6 month CAD-BA-CDOR	(68,904)

		$13,885,000	E	—	6/11/20	4.735%	3 month USD-LIBOR-	(1,126,351)
							BBA

	CAD	26,600,000		—	6/9/10	0.57%	1 month CAD-BA-CDOR	(22,444)

		$35,465,000		—	6/16/19	4.09%	3 month USD-LIBOR-	(2,388,789)
							BBA

		12,266,000		—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	590,252

	AUD	6,090,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	35,749

	CAD	6,090,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(168,623)

	JPY	8,737,320,000		—	9/18/15	6 month JPY-LIBOR-BBA	1.19%	1,350,303

	JPY	32,620,000		—	9/18/38	2.17%	6 month JPY-LIBOR-	(3,860)
							BBA

		$17,560,000		—	9/23/38	4.70763%	3 month USD-LIBOR-	(2,433,321)
							BBA

		3,445,000		—	10/22/10	3 month USD-LIBOR-BBA	2.78%	115,863

		17,025,000		—	10/23/13	3 month USD-LIBOR-BBA	3.535%	1,033,356

	JPY	358,600,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(21,807)

	JPY	482,100,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-	30,447
							BBA

		$52,300,000		—	7/30/11	1.46%	3 month USD-LIBOR-	(344,354)
							BBA

		20,609,000		—	8/3/14	3 month USD-LIBOR-BBA	3.061%	516,870

		71,000,000		—	11/24/10	3 month USD-LIBOR-BBA	2.0075%	1,502,431

	EUR	22,020,000		—	12/11/13	6 month EUR-EURIBOR-	3.536%	1,992,176
						REUTERS

	PLN	9,400,000		—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	$39,618

		$22,300,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	376,502

	HUF	349,000,000		—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	(6,603)

		$17,000,000		—	8/7/19	4.015%	3 month USD-LIBOR-	(915,234)
							BBA

		14,000,000		—	8/10/19	4.02%	3 month USD-LIBOR-	(755,079)
							BBA

	HUF	91,700,000		—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	(3,279)

	JPY	7,460,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-	(3,638,667)
							BBA

		$6,970,000		—	1/27/24	3.1%	3 month USD-LIBOR-	472,792
							BBA

	AUD	12,130,000	E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(163,637)

		$3,485,000		—	2/3/24	3 month USD-LIBOR-BBA	3.2825%	(165,410)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,		$80,000,000		$—	2/5/11	1.625%	3 month USD-LIBOR-	$(952,851)
N.A. cont.							BBA

		195,522,000		—	2/6/11	1.6966%	3 month USD-LIBOR-	(2,531,998)
							BBA

		20,767,000		—	2/6/29	3 month USD-LIBOR-BBA	3.4546%	(1,075,818)

		22,859,000		—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	275,423

		4,658,000		—	3/6/39	3.48%	3 month USD-LIBOR-	357,769
							BBA

		12,980,600		—	9/10/19	3.66%	3 month USD-LIBOR-	(257,521)
							BBA

	EUR	7,270,000	E	—	9/17/29	6 month EUR-EURIBOR-	4.944%	65,474
						REUTERS

		$12,000,000		—	9/14/19	3 month USD-LIBOR-BBA	3.505%	71,803

		5,521,000		(32,641)	9/16/39	4.00%	3 month USD-LIBOR-	(112,882)
							BBA

	EUR	56,970,000		—	9/18/11	1.662%	6 month EUR-EURIBOR-	37,878
							REUTERS

	EUR	15,010,000		—	9/18/14	6 month EUR-EURIBOR-	2.72%	38,007
						REUTERS

		$8,500,000		—	9/21/19	3 month USD-LIBOR-BBA	3.575%	96,067

	EUR	19,200,000		—	9/22/19	6 month EUR-EURIBOR-	3.549%	236,165
						REUTERS

		$27,550,000		—	9/22/19	3.645%	3 month USD-LIBOR-	(475,483)
							BBA

		36,571,000		—	9/22/11	1.335%	3 month USD-LIBOR-	(49,057)
							BBA

	GBP	910,000		—	9/24/29	6 month GBP-LIBOR-BBA	4.1975%	15,293

	GBP	7,260,000		—	9/28/19	3.9225%	6 month GBP-LIBOR-	(44,739)
							BBA

	EUR	9,600,000		—	10/1/19	3.481%	6 month EUR-EURIBOR-	(26,711)
							REUTERS

	CAD	7,690,000		—	3/16/11	0.98%	3 month CAD-BA-CDOR	(1,316)

	CAD	1,690,000		—	3/16/19	3 month CAD-BA-CDOR	2.7%	(82,287)

	CAD	7,940,000		—	3/17/13	1.56%	3 month CAD-BA-CDOR	155,805

	CAD	2,520,000		—	3/17/24	3 month CAD-BA-CDOR	3.46%	(107,302)

		$41,000,000		—	3/20/19	3.20875%	3 month USD-LIBOR-	636,720
							BBA

		120,000,000		—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	953,860

		63,500,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	718,846

		20,810,000		—	4/3/13	1.963%	3 month USD-LIBOR-	(74,710)
							BBA

		116,130,000		—	4/3/14	2.203%	3 month USD-LIBOR-	400,200
							BBA

		158,590,000		—	4/3/10	3 month USD-LIBOR-BBA	1.168%	1,337,923

		57,988,000		—	4/9/11	3 month USD-LIBOR-BBA	1.5025%	806,291

		55,000,000		—	5/11/19	3 month USD-LIBOR-BBA	3.4%	584,583

		18,600,000		—	5/13/19	3 month USD-LIBOR-BBA	3.2825%	4,175

Merrill Lynch Capital	JPY	743,800,000		—	6/10/16	1.99625%	6 month JPY-LIBOR-	(544,972)
Services, Inc.							BBA

Merrill Lynch	JPY	371,900,000		—	6/11/17	2.05625%	6 month JPY-LIBOR-	(291,536)
Derivative Products							BBA
AG

Morgan Stanley		$2,100,000		—	7/30/19	3 month USD-LIBOR-BBA	3.87%	88,405
Capital Services, Inc.

Total								$16,553,697

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/09

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty		amount	received (paid)	date	by fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG

	EUR	5,760,000	$—	3/27/14	1.785%	Eurostat Eurozone HICP	$42,175
						excluding tobacco

Goldman Sachs
International

	EUR	9,600,000	—	4/30/13	2.375%	French Consumer Price	583,979
						Index excluding tobacco

	EUR	9,600,000	—	4/30/13	(2.41%)	Eurostat Eurozone HICP	(606,754)
						excluding tobacco

	EUR	9,600,000	—	5/6/13	2.34%	French Consumer Price	564,298
						Index excluding tobacco

	EUR	9,600,000	—	5/6/13	(2.385%)	Eurostat Eurozone HICP	(591,571)
						excluding tobacco

		$6,400,000	—	7/9/14	(1.70%)	USA Non Revised	37,952
						Consumer Price Index —
						Urban (CPI-U)

	GBP	5,920,000	—	8/21/12	(2.66%)	GBP Non-revised UK	12,981
						Retail Price Index

		$5,120,000	—	7/13/14	(1.60%)	USA Non Revised	54,989
						Consumer Price Index —
						Urban (CPI-U)

	EUR	5,320,000	—	4/23/14	1.67%	Eurostat Eurozone HICP	(52,665)
						excluding tobacco

	EUR	5,760,000	—	4/14/14	1.835%	Eurostat Eurozone HICP	9,278
						excluding tobacco

		$18,950,000	—	5/18/10	(0.25%)	USA Non Revised	322,719
						Consumer Price Index —
						Urban (CPI-U)

Total							$377,381

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09
					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Financial Security Assurance Holdings,	Baa1	$—	$555,000	12/20/12	95 bp	$(85,262)
Ltd, 6.4%, 12/15/66

Nalco Co., 7.75%, 11/15/11	Ba2	—	80,000	9/20/12	350 bp	434

Barclays Bank PLC
DJ ABX HE PEN AAA Series 6	A+	278,302	1,531,250	7/25/45	18 bp	98,732
Version 1 Index

DJ ABX HE PEN AAA Series 6	A+	220,207	1,148,438	7/25/45	18 bp	85,529
Version 1 Index

DJ ABX HE PEN AAA Series 6	A+	208,985	990,387	7/25/45	18 bp	92,843
Version 1 Index

DJ ABX HE PEN AAA Series 6	A+	210,906	995,408	7/25/45	18 bp	94,174
Version 1 Index

DJ ABX HE PEN AAA Series 7	BB–	898,208	1,524,000	8/25/37	9 bp	(44,364)
Version 1 Index

DJ CDX NA IG Series 12 Version 1 Index	—	(1,130,107)	29,966,000	6/20/14	(100 bp)	(1,006,880)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09 cont.
						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Citibank, N.A.
DJ ABX HE AAA Index	BBB–	$717,663		$3,469,012	5/25/46	11 bp	$(262,269)

DJ ABX HE PEN AAA Index	BBB–	611,503		3,954,273	5/25/46	11 bp	(505,506)

DJ ABX HE PEN AAA Series 6	BBB–	171,737		807,698	5/25/46	11 bp	(56,423)
Version 1 Index

DJ ABX HE PEN AAA Series 6	A+	163,880		805,078	7/25/45	18 bp	69,469
Version 1 Index

DJ ABX HE PEN AAA Series 6	BBB–	686,668		3,740,116	5/25/46	11 bp	(369,847)
Version 2 Index

Lighthouse International Co., SA,	B3	—	EUR	495,000	3/20/13	815 bp	(123,847)
8%, 4/30/14

Republic of Argentina, 8.28%, 12/31/33	—	—		$330,000	9/20/13	(1,170 bp)	(6,052)

Republic of Argentina, 8.28%, 12/31/33	B–	—		330,000	9/20/13	(945 bp)	16,653

Credit Suisse First Boston International
Ukraine (Government of), 7.65%,	B2	—		1,105,000	10/20/11	194 bp	(216,881)
6/11/13

Credit Suisse International
DJ ABX HE PEN AAA Series 6	A+	861,696		4,200,896	7/25/45	18 bp	369,057
Version 1 Index

DJ ABX HE PEN AAA Series 6	BBB–	1,991,129		4,355,315	5/25/46	11 bp	760,833
Version 2 Index

DJ ABX HE PEN AAA Series 7	BB–	1,146,531		1,931,000	8/25/37	9 bp	(45,832)
Version 1 Index

DJ CMB NA CMBX AAA Index	AA+	8,988		54,000	12/13/49	8 bp	(1,136)

DJ CMBX NA AAA Series 4	AA+	1,523,481		3,688,000	2/17/51	35 bp	782,777
Version 1 Index

Deutsche Bank AG
DJ ABX HE PEN AAA Index	BBB–	608,711		3,954,273	5/25/46	11 bp	(508,299)

DJ ABX HE PEN AAA Series 6	A+	113,424		520,061	7/25/45	18 bp	52,437
Version 1 Index

DJ ABX HE PEN AAA Series 6	BBB–	655,834		1,741,324	5/25/46	11 bp	163,417
Version 2 Index

DJ iTraxx Europe Series 8 Version 1	—	(54,791)	EUR	571,200	12/20/12	(375 bp)	2,135

DJ iTraxx Europe Series 9 Version 1	—	158,373	EUR	2,318,400	6/20/13	(650 bp)	104,225

Federal Republic of Brazil,	Baa3	—		$775,000	10/20/17	105 bp	(18,272)
12 1/4%, 3/6/30

General Electric Capital Corp.,	Aa2	—		300,000	9/20/13	109 bp	(9,214)
6%, 6/15/12

India Government Bond, 5 7/8%, 1/2/10	Ba2	—		5,800,000	1/11/10	170 bp	50,901

Korea Monetary STAB Bond,	A2	—		1,365,000	2/19/10	115 bp	5,067
5.15%, 2/12/10

Korea Monetary STAB Bond, 5.45%,	A	—		870,000	2/1/10	101 bp	3,278
1/23/10

Nalco Co., 7.75%, 11/15/11	Ba2	—		70,000	12/20/12	363 bp	586

Republic of Argentina, 8.28%, 12/31/33	—	—		660,000	8/20/12	(380 bp)	107,482

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	425,000	9/20/13	715 bp	21,105

Thomson SA, 5 3/4%, 9/25/49	—	—	EUR	11,900	12/20/12	(375 bp)	3,597

Thomson SA, 5 3/4%, 9/25/49	—	—	EUR	48,300	6/20/13	(650 bp)	12,653

United Mexican States, 7.5%, 4/8/33	Baa1	—		$1,495,000	3/20/14	56 bp	(59,866)

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	400,000	9/20/13	477 bp	6,454
4/15/14

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	400,000	9/20/13	535 bp	18,199
4/15/14

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/09 cont.

							Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount		date	fund per annum	(depreciation)

Goldman Sachs International
DJ ABX HE PEN AAA Series 6 Version 2	BBB–	$809,979		$1,876,876		5/25/46	11 bp	$279,796
Index

DJ CDX NA CMBX AAA Index	AAA	56,692		1,550,000		3/15/49	7 bp	(133,168)

DJ CDX NA IG Series 12 Version 1 Index	—	(1,177,535)		27,089,000		6/20/14	(100 bp)	(1,066,139)

DJ CDX NA IG Series 12 Version 1 Index	—	(127,138)		2,893,000		6/20/14	(100 bp)	(115,242)

Lighthouse International Co, SA, 8%,	B3	—	EUR	420,000		3/20/13	680 bp	(106,077)
4/30/14

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	390,000		9/20/13	720 bp	18,073

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	Caa1	—		$70,000		6/20/12	230 bp	(19,394)

DJ ABX HE PEN AAA Series 6 Version 1	A+	77,693		362,249		7/25/45	18 bp	35,201
Index

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	189,164		866,250		5/25/46	11 bp	(55,536)
Index

DJ ABX HE PEN AAA Series 6 Version 2	BBB–	659,822		1,726,886		5/25/46	11 bp	172,009
Index

DJ CDX NA EM Series 10 Index	Ba2	28,017		485,000		12/20/13	335 bp	36,460

DJ iTraxx Europe Crossover Series 8	—	(153,928)	EUR	1,152,000		12/20/12	(375 bp)	(39,118)
Version 1

Freeport-McMoRan Copper & Gold, Inc.,	Ba2	—		$1,194,100		3/20/12	(85 bp)	(7,566)
bank term loan

Republic of Argentina, 8.28%, 12/31/33	B–	—		705,000		6/20/14	235 bp	(205,307)

Republic of Hungary, 4 3/4%, 2/3/15	—	—		600,000		4/20/13	(171.5 bp)	1,942

Russian Federation, 7 1/2%, 3/31/30	Baa1	—		1,605,000		5/20/17	60 bp	(160,178)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—		215,000		6/20/13	595 bp	(9,604)

Thomson SA, 5 3/4%, 9/25/49	—	—	EUR	24,000		12/20/12	(375 bp)	7,255

Merrill Lynch Capital Services, Inc.
D.R. Horton Inc., 7 7/8%, 8/15/11	—	—		$735,000		9/20/11	(426 bp)	(40,729)

Morgan Stanley Capital Services, Inc.
DJ ABX CMBX BBB Index	—	50		68,790		10/12/52	(134 bp)	49,972

DJ CDX NA IG Series 12 Version 1 Index	—	(256,363)		6,310,000		6/20/14	(100 bp)	(230,415)

DJ CMB NA CMBX AAA Index	AA+	273,852		2,523,500		2/17/51	35 bp	(232,996)

Dominican Republic, 8 5/8%, 4/20/27	—	—		1,190,000		11/20/11	(170 bp)	92,399

Freeport-McMoRan Copper & Gold, Inc.,	Baa3	—		1,191,200		3/20/12	44 bp	(12,091)
T/L Bank Loan

Nalco Co., 7.75%, 11/15/11	Ba2	—		80,000		9/20/12	330 bp	(113)

Nalco Co., 7.75%, 11/15/11	Ba2	—		115,000		3/20/13	460 bp	4,289

Republic of Venezuela, 9 1/4%, 9/15/27	B2	—		510,000		10/12/12	339 bp	(59,146)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	—		67,000	F	9/20/13	(760 bp)	(8,429)

Total								$(2,201,765)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2009.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for ASC 820 disclosures based on securities valuation inputs.

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$44,031,541	$1,405,573

Common stocks:

Communication services	29,939	—	—

Conglomerates	—	—	3,091

Consumer cyclicals	—	—	11

Total Common stocks	29,939	—	3,102

Convertible bonds and notes	—	1,002,102	—

Convertible preferred stocks	—	26,457	—

Corporate bonds and notes	—	86,732,006	1,363

Foreign government bonds and notes	—	25,361,474	—

Mortgage-backed securities	—	181,195,990	—

Preferred stocks	—	132,589	—

Purchased options outstanding	—	12,478,482	—

Senior loans	—	23,730,986	—

U.S. government and agency mortgage obligations	—	30,672,932	—

U.S treasury obligations	—	216,904	—

Warrants	8,585	20,796	—

Short-term investments	23,069,935	13,276,695	—

Totals by level	$23,108,459	$418,878,954	$1,410,038

	Level 1	Level 2	Level 3

Other financial instruments:	$1,035,138	$(22,593,113)	$(163,825)

Other financial instruments include futures, written options, TBA sale commitments, swaps, forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of September 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
Investments in securities:	2008	premiums	(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$4,153,299	$—	$(410,549)	$(360,235)	$(1,362,890)	$(614,052)	$1,405,573

Common stocks:

Conglomerates	$33,627	—	(522,593)	574,932	(82,875)	—	3,091

Consumer cyclicals	$—	—	—	11	—	—	11

Total Common stocks	$33,627	—	(522,593)	574,943	(82,875)	—	$3,102

Corporate bonds and notes	$13	—	(11)	3,239	(1,878)	—	$1,363

Mortgage-backed securities	$1,042,398	—	—	—	—	(1,042,398)	$—

Warrants	$1,847	—	(19,265)	17,418	—	—	$—

Totals:	$5,231,184	$—	$(952,418)	$235,365	$(1,447,643)	$(1,656,450)	$1,410,038

† Includes $(516,614) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
	2008	premiums	(loss)	(depreciation)†	sales	Level 3	2009 ††

Other financial instruments:	$(169,014)	$—	$—	$5,189	$—	$—	$(163,825)

†† Includes amount payable under receivable purchase agreement.

† Includes $5,189 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/09

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $418,078,319)	$426,077,516
Affiliated issuers (identified cost $17,319,935) (Note 6)	17,319,935

Cash	1,668,015

Foreign currency (cost $529) (Note 1)	417

Dividends, interest and other receivables	4,572,740

Receivable for investments sold	63,971,589

Receivable for sales of delayed delivery securities (Note 1)	2,026,531

Unrealized appreciation on swap contracts (Note 1)	95,517,333

Unrealized appreciation on forward currency contracts (Note 1)	2,139,224

Premium paid on swap contracts (Note 1)	3,560,533

Total assets	616,853,833

LIABILITIES

Payable for variation margin (Note 1)	323,198

Distributions payable to shareholders	2,898,810

Payable for investments purchased	69,860,068

Payable for purchases of delayed delivery securities (Note 1)	28,699,007

Payable for compensation of Manager (Note 2)	687,095

Payable for investor servicing fees (Note 2)	15,674

Payable for custodian fees (Note 2)	72,014

Payable for Trustee compensation and expenses (Note 2)	125,242

Payable for administrative services (Note 2)	1,215

Unrealized depreciation on forward currency contracts (Note 1)	583,399

Interest payable (Note 2)	110,551

Written options outstanding, at value (premiums
received $26,542,096) (Notes 1 and 3)	26,848,587

Payable for receivable purchase agreement (Note 2)	163,825

Premium received on swap contracts (Note 1)	13,564,572

Unrealized depreciation on swap contracts (Note 1)	80,788,020

TBA sales commitments, at value
(proceeds receivable $2,023,281) (Note 1)	2,025,625

Collateral on certain derivative contracts, at value (Note 1)	6,571,783

Other accrued expenses	126,728

Total liabilities	233,465,413

Net assets	$383,388,420

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$551,166,870

Undistributed net investment income (Note 1)	23,598,627

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(216,587,033)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	25,209,956

Total — Representing net assets applicable to
capital shares outstanding	$383,388,420

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value per share
($383,388,420 divided by 64,565,117 shares)	$5.94

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/09

INVESTMENT INCOME

Interest (net of foreign tax of $16,129 ) (including
interest income of $25,038 from investments in
affiliated issuers) (Note 6)	$25,198,190

Dividends	10,348

Securities lending	2,656

Total investment income	25,211,194

EXPENSES

Compensation of Manager (Note 2)	2,341,735

Investor servicing fees (Note 2)	156,343

Custodian fees (Note 2)	97,625

Trustee compensation and expenses (Note 2)	36,202

Administrative services (Note 2)	23,622

Interest expense (Note 2)	110,551

Other	413,679

Total expenses	3,179,757

Expense reduction (Note 2)	(3,683)

Net expenses	3,176,074

Net investment income	22,035,120

Net realized loss on investments (Notes 1 and 3)	(23,592,519)

Net realized loss on swap contracts (Note 1)	(50,963,760)

Net realized loss on futures contracts (Note 1)	(27,690,473)

Net realized loss on foreign currency transactions (Note 1)	(40,525)

Net realized gain on written options (Notes 1 and 3)	234,919

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	3,395,199

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments
during the year	112,973,602

Net gain on investments	14,316,443

Net increase in net assets resulting from operations	$36,351,563

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	9/30/09	9/30/08

Operations:

Net investment income	$22,035,120	$37,047,440

Net realized loss on investments and
foreign currency transactions	(102,052,358)	(357,169)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	116,368,801	(94,081,603)

Net increase (decrease) in net assets
resulting from operations	36,351,563	(57,391,332)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income	(34,859,749)	(36,112,991)

Increase in capital share transactions from
reinvestment of distributions	634,849	—

Decrease from shares repurchased
(Note 4)	(10,711,596)	(93,333,036)

Total decrease in net assets	(8,584,933)	(186,837,359)

NET ASSETS

Beginning of year	391,973,353	578,810,712

End of year (including undistributed net
investment income of $23,598,627 and
$32,192,969, respectively)	$383,388,420	$391,973,353

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	66,640,509	81,137,030

Shares issued in connection with reinvestment
of distributions	136,964	—

Shares repurchased (Note 4)	(2,212,356)	(14,496,521)

Shares outstanding at end of year	64,565,117	66,640,509

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE	Year ended
	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

Net asset value, beginning of period	$5.88	$7.13	$7.08	$7.07	$7.13
Investment operations:

Net investment income [a]	.34	.49 [f]	.36 [f]	.34 [f]	.32 [f]

Net realized and unrealized gain (loss) on investments	.24	(1.28)	.01	(.04)	.04

Total from investment operations	.58	(.79)	.37	.30	.36
Less distributions:

From net investment income	(.54)	(.49)	(.36)	(.35)	(.42)

Total distributions	(.54)	(.49)	(.36)	(.35)	(.42)
Increase from shares repurchased	.02	.03	.04	.06	—

Net asset value, end of period	$5.94	$5.88	$7.13	$7.08	$7.07

Market value, end of period	$5.99	$5.39	$6.41	$6.15	$6.25

Total return at market value (%) [b]	24.66	(8.92)	10.15	4.17	(0.98)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$383,388	$391,973	$578,811	$664,410	$709,266

Ratio of expenses to average net assets (%) [c]	1.02 [d]	.96 [f]	.90 [f]	.89 [f]	.87 [f]

Ratio of expenses to average net assets excluding
interest expenses [c]	.98	.96 [f]	.90 [f]	.89 [f]	.87 [f]

Ratio of net investment income to average net assets (%)	7.05 [d]	7.29 [f]	5.01 [f]	4.84 [f]	4.43 [f]

Portfolio turnover (%)	223.19 [e]	158.75 [e]	77.78 [e]	113.12 [e]	165.33 [e]

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.04% of average net assets as of September 30, 2009 (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts:

Percentage of average net assets

September 30, 2008	0.01%

September 30, 2007	0.02

September 30, 2006	0.02

September 30, 2005	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/09

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, November 16, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings) . Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average contract amount of approximately 3,000 on Futures contracts for the year ended September 30, 2009.

Outstanding contracts on Purchased options contracts at the year ended September 30, 2009 are indicative of the volume of activity during the period.

See Note 3 for the volume of Written options contracts activity for the year ended September 30, 2009.

H) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward currency contracts at the year ended September 30, 2009 are indicative of the volume of activity during the period.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $203,500,000 on Total return swap contracts for the year ended September 30, 2009.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $6,946,900,000 on Interest rate swap contracts for the year ended September 30, 2009.

K) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $240,000,000 on Credit default swap contracts for the year ended September 30, 2009.

L) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $1,624,697 at September 30, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At September 30, 2009, the fund had net liability position of $16,978,202 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $6,324,706.

M) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

N) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

O) Dollar rolls: To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

P) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2009, the fund had no securities out on loan.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009, the fund had a capital loss carryover of $122,894,194 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$27,431,170	September 30, 2010

47,564,236	September 30, 2011

7,342,291	September 30, 2015

11,586,218	September 30, 2016

28,970,279	September 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2010 $87,176,440 of losses recognized during the period November 1, 2008 to September 30, 2009.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2009, the fund reclassified $4,230,287 to increase undistributed net investment income and $24,608,806 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $20,378,519.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2009 were as follows:

Unrealized appreciation	$45,942,859
Unrealized depreciation	(43,441,168)

Net unrealized appreciation	2,501,691
Undistributed ordinary income	34,544,182
Capital loss carryforward	(122,894,194)
Post-October loss	(87,176,440)

Cost for federal income tax purposes	$440,895,760

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $655,823 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the year ended September 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2009, the fund’s expenses were reduced by $3,683 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $281, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended September 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $703,110,312 and $753,864,209, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended September 30, 2009 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of year	EUR	—	—

	USD	55,081,000	$2,141,204

Options opened	EUR	29,182,000	1,265,518

	USD	431,038,000	24,464,228

Options expired	EUR	—	—

	USD	2,120,000	63,336

Options closed	EUR	29,182,000	1,265,518

	USD	—	—

Written options outstanding
at end of year	EUR	—	—

	USD	483,999,000	$26,542,096

Note 4: Share repurchase program

In September 2009, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended September 30, 2009, the fund repurchased 2,212,356 common shares for an aggregate purchase price of $10,711,596, which reflects a weighted-average discount from net asset value per share of 8.41%.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of September 30, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$872,935	Payables	$13,506,333

Foreign exchange contracts	Receivables	2,139,224	Payables	583,399

Interest rate contracts	Receivables	107,167,746	Payables	103,144,041

Total		$110,179,905		$117,233,773

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended September 30, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(720,116)	$(720,116)

Foreign exchange contracts	—	—	3,263,306	—	3,263,306

Interest rate contracts	5,281,268	7,184,616	—	58,911,930	71,377,814

Total	$5,281,268	$7,184,616	$3,263,306	$58,191,814	$73,921,004

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(32,325,288)	$(32,325,288)

Foreign exchange contracts	—	—	134,117	—	134,117

Interest rate contracts	(945,519)	(27,690,473)	—	(18,638,472)	(47,274,464)

Total	$(945,519)	$(27,690,473)	$134,117	$(50,963,760)	$(79,465,636)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $25,038 for the year ended September 30, 2009. During the year ended September 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $181,933,658 and $164,613,723, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

The fund designated 0.03% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended September 30, 2009, the fund hereby designates 0.03%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended September  30, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $24,948,245 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

Compliance certifications (unaudited)

On February 27, 2009, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting results (unaudited)

January 29, 2009 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	52,770,644	5,428,717

Charles B. Curtis	52,783,549	5,415,812

Robert J, Darretta	52,751,878	5,447,483

Myra R. Drucker	52,772,846	5,426,515

Charles E. Haldeman, Jr.	52,730,313	5,469,048

John A. Hill	52,770,297	5,429,064

Paul L. Joskow	52,751,987	5,447,374

Elizabeth T. Kennan	52,747,239	5,452,122

Kenneth R. Leibler	52,735,929	5,463,432

Robert E. Patterson	52,753,000	5,446,361

George Putnam, III	52,666,563	5,532,798

Robert L. Reynolds	52,643,403	5,555,958

Richard B. Worley	52,779,617	5,419,744

All tabulations are rounded to the nearest whole number.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Francis J. McNamara, III
Putnam Investment	Robert E. Patterson	Vice President and Chief Legal Officer
Management, LLC	George Putnam, III
One Post Office Square	Robert L. Reynolds	Robert R. Leveille
Boston, MA 02109	W. Thomas Stephens	Vice President and Chief
	Richard B. Worley	Compliance Officer
Investment Sub-Manager
Putnam Investments Limited	Officers	Mark C. Trenchard
57–59 St James’s Street	Robert L. Reynolds	Vice President and BSA Compliance Officer
London, England SW1A 1LD	President
Judith Cohen
Marketing Services	Charles E. Porter	Vice President, Clerk and
Putnam Retail Management	Executive Vice President, Principal	Assistant Treasurer
One Post Office Square	Executive Officer, Associate Treasurer and
Boston, MA 02109	Compliance Liaison	Wanda M. McManus
Vice President, Senior Associate Treasurer
Custodian	Jonathan S. Horwitz	and Assistant Clerk
State Street Bank and Trust Company	Senior Vice President and Treasurer
Nancy E. Florek
Legal Counsel	Steven D. Krichmar	Vice President, Assistant Clerk, Assistant
Ropes & Gray LLP	Vice President and Principal	Treasurer and Proxy Manager
Financial Officer
Independent Registered Public
KPMG LLP	Janet C. Smith
Vice President, Principal Accounting
Trustees	Officer and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and Assistant Treasurer
Charles B. Curtis
Robert J. Darretta	Beth S. Mazor
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	James P. Pappas
Vice President

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN713 258489 11/09

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2009	$87,993	$--	$5,800	$-
September 30, 2008	$89,000	$--	$6,000	$-

For the fiscal years ended September 30, 2009 and September 30, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,800 and $74,733 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2009	$ -	$ -	$ -	$ -
September 30, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler
W. Thomas Stephens

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards or where a company fails to provide transparent disclosure of executive compensation. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees will also consider whether a company’s severance payment and performance-based compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. In addition, as the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by- case basis for the election of nominees to the supervisory board.

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of

U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote: against remuneration reports that indicate that awards under a long term incentive plan are not linked to performance targets; and on a case-by-case basis on other remuneration reports, giving consideration to whether the report indicates a correlation between compensation and performance that is consistent with the funds’ high standards for compensation practices.

As adopted March 6, 2009

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio .

Portfolio Managers	Joined
	Fund	Employer	Positions Over Past Five Years

William Kohli	1994	Putnam	Team Leader, Portfolio Construction
		Management	Previously, Director
		1994 – Present

Michael Atkin	2007	Putnam	Senior Economist
		Management	Previously, Team Leader Country Analysis
		1997 – Present

Rob Bloemker	2005	Putnam	Head of Fixed Income
		Management	Previously, Deputy Head of Investments
		1999 – Present

Kevin Murphy	2005	Putnam	Team Leader, High Grade Credit
		Management
		1999 – Present

Paul Scanlon	2005	Putnam	Team Leader, U.S. High Yield
		Management	Previously, Portfolio Manager
		1999 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts,
					managed account
					programs and single-
	Other SEC-registered open-		Other accounts that pool		sponsor defined
Portfolio Leader	end and closed-end funds		assets from more than one		contribution plan
or Member			client		offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

William Kohli	7*	$4,270,500,000	8	$1,793,500,000	8	$2,669,700,000

Rob Bloemker	19**	$9,377,100,000	26	$11,330,200,000	21***	$7,348,400,000

Michael Atkin	5	$3,974,600,000	4	$1,006,200,000	4	$1,329,800,000

Paul Scanlon	16#	$7,165,700,000	21	$1,982,500,000	7	$611,100,000

Kevin Murphy	14##	$7,053,000,000	19	$8,402,300,000	15	$5,117,300,000

* 2 accounts, with total assets of $295,900,000, pay an advisory fee based on account performance.

** 4 accounts, with total assets of $453,000,000, pay an advisory fee based on account performance.

*** 2 accounts, with total assets of $333,500,000, pay an advisory fee based on account performance.

# 2 accounts, with total assets of $295,900,000, pay an advisory fee based on account performance.

## 4 accounts, with total assets of $453,000,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the

Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front-running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

			$1–	$10,001–	$50,001–	$100,001–	$500,001–	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

D. William Kohli	2009	*
Portfolio Leader

Michael Atkin	2009	*
Portfolio Member

Rob Bloemker	2009	*
Portfolio Member

Kevin Murphy	2009	*
Portfolio Member

Paul Scanlon	2009	*
Portfolio Member

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
		Total Number	Number (or
		of Shares	Approximate
		Purchased	Dollar Value)
		as Part	of Shares
		of Publicly	that May Yet Be
Total Number	Average	Announced	Purchased

	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 -
October 7, 2008	-	-	-	5,747,748
October 8 -
October 31, 2008	1,990,091	$4.95	1,990,091	4,673,960
November 1 -
November 30, 2008	165,037	$3.86	165,037	4,508,923
December 1 -
December 31, 2008	57,228	$4.04	57,228	4,451,695
January 1 -
January 31, 2009	-	-	-	4,451,695
February 1 -
February 28, 2009	-	-	-	4,451,695
March 1 -
March 31, 2009	-	-	-	4,451,695
April 1 -
April 30, 2009	-	-	-	4,451,695
May 1 -
May 31, 2009	-	-	-	4,451,695
June 1 -
June 30, 2009	-	-	-	4,451,695
July 1 -
July 31, 2009	-	-	-	4,451,695
August 1 -
August 31, 2009	-	-	-	4,451,695
September 1 -
September 30, 2009	-	-	-	4,451,695

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on three occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 and October 8, 2009. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 6,664,051 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 6,456,512 shares of the fund.

** Information prior to October 7, 2008 is based on the total number of shares eligible for repurchase under the program, as amended through September 2007. Information from October 8, 2008 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2008.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 25, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 25, 2009